[GRAPHIC OMITTED]

GE LOGO
GE INSTITUTIONAL FUNDS
--------------------------------------------------------------------------------
GE Institutional Funds

                                                              Semi-Annual Report
                                                                  March 31, 1998


                                                           Emerging Markets Fund
                                                       International Equity Fund
                                                                U.S. Equity Fund
                                                             Mid-Cap Growth Fund
                                                              S&P 500 Index Fund
                                                                     Income Fund
                                                               Money Market Fund

                                                          GE INSTITUTIONAL FUNDS
--------------------------------------------------------------------------------

UNDERSTANDING YOUR REPORT
--------------------------------------------------------------------------------

A LETTER FROM THE PRESIDENT                                            1

REVIEW OF PERFORMANCE AND SCHEDULES OF INVESTMENTS
     GE Institutional Funds' Portfolio Manager's Q&A and
     Schedules of Investments

     EMERGING MARKETS FUND                                             3


     INTERNATIONAL EQUITY FUND                                         8


     U.S. EQUITY FUND                                                 12


     MID-CAP GROWTH FUND                                              18


     S&P 500 INDEX FUND                                               22


     INCOME FUNDS                                                     28
         INCOME FUND
         MONEY MARKET FUND


     NOTES TO PERFORMANCE AND NOTES TO SCHEDULES OF
        INVESTMENTS                                                   35


FINANCIAL STATEMENTS                                                  36

     Financial Highlights and Statements of Assets and
     Liabilities, Operations, and Changes in Net Assets


NOTES TO THE FINANCIAL STATEMENTS                                     44

GE INSTITUTIONAL FUNDS' INVESTMENT TEAM                INSIDE BACK COVER



This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

                                                     A Letter from the President
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to provide you with our first GE Institutional Funds shareholder report.

Since the funds were introduced last November, the U.S. economy has continued to show strength in the face of serious financial problems in Asia. Interest rates continued to trend lower due to concerns over global deflation. Inflation remained benign, and corporate earnings, despite some disappointments, were, generally good. As has been the case in recent years, asset flows into mutual funds were strong, and in turn, the stock market continued to reach record levels.

Will the trend continue? This report provides an overview of where we've been and what we expect for the months ahead.

Market Overview

The end of 1997 marked the third consecutive year in which the Dow Jones Industrial Average ("Dow") recorded a double-digit percentage gain. It also marked the end of the best consecutive three-year performance period in stock market history. Given this backdrop, some market watchers at the start of 1998 wondered if the stock market could maintain its torrid pace. Thus far it has.

Despite a slow start in January, the Dow posted double-digit percentage gains in the first three months of 1998. Financial services stocks were among the better market performers just as they have been over the last few years. These stocks benefited from the sharp increase in the number of Americans saving and investing to help secure their financial future.

Some of the other sectors that turned in solid gains included healthcare and utilities stocks. Oil stocks fell, as a result of a decline in oil prices. Technology stocks turned in mixed investment results, as a number of major companies in this sector announced earnings shortfalls due to the economic problems in Asia.

European stocks also registered impressive investment results, thanks in large part to a generally favorable economic environment on the Continent. Other positive factors that helped bolster prices included the wave of restructurings taking place in Europe and the fact that plans designed to lead to a single currency by next year remain on schedule.

The Japanese stock market finished 1997 on a down note, but showed considerable strength in January, driven largely by technical factors that suggested prices might be bottoming. However, investors' negative reaction to government economic reform proposals put pressure on equity prices in March, wiping out a large portion of their early-year gains.

While the Asian economic crisis had a substantial effect on the financial markets in the last quarter of 1997, they had little bearing on global equity prices during the first three months of this year. However, the underlying problems in Asia remain a source of concern to investors.

Bonds also recorded solid performance, as long-term interest rates continued to decline. Federal Reserve ("Fed") Chairman Alan Greenspan helped the bond market in January by suggesting disinflation may creep into the economy due to the Asian economic crisis.

During the period, the Fed maintained its neutral monetary policy. The Fed has not raised short-term interest rates since late March 1997 and has not lowered these rates since late January 1996.

The bond market rally was not without some concerns along the way. For example, interest rates trended higher in early February resulting from a stronger-than-expected employment report released in early February.

                                                     A Letter from the President
--------------------------------------------------------------------------------

Our Outlook

With the U.S. inflation rate still under control and the economy on solid ground, the underpinnings of a healthy market remain in place. However, given the current level of valuations, stock market gains are likely to return to more modest levels in the months ahead. Given this scenario, we intend to employ a cautious approach to investing. In this environment, stock selection will be critically important in achieving investment success.

Continuing low inflation should be good news for bonds. Additionally, while Asia's economic woes did not pose a significant threat to the global markets during the first three months of 1998, they continue to hang heavy over the markets. And as long as they do, we would not be surprised to see a Federal Reserve rate cut in the coming months.

Our outlook for European equities continues to be favorable, as the facts that have helped buoy prices on the Continent remain in place. Finally, the health of the Japanese economy holds the key on whether stock prices there will show signs of a sustainable rebound anytime soon.


Sincerely,

/s/ Michael J. Cosgrove
-------------------------
Michael J. Cosgrove




Mike Cosgrove is the President of the Investment Services Group of GE Financial Assurance Holdings, Inc. and GE Investment Distributors, Inc., the funds' distributor. In this role, he is responsible for the marketing, product development and sales of the funds. Mike is also a Trustee of the GE Pension Trust and GE's employee savings program.

In Mike's previous position as Chief Financial Officer of GE Investments and Assistant Treasurer-GE Company, he had financial responsibility for all assets under GE Investments' management. Mike joined GE in 1970. After completing the GE Financial Management Program he held a number of managerial positions in finance and sales in the International Operation, including serving as Vice President and Treasurer and later as the Vice President - Countertrade and Barter for GE Trading Company.

Mike graduated from Fordham University in 1970 with a B.S. degree in Economics and received his M.B.A. degree from St. John's University in 1973.

                                                           Emerging Markets Fund
--------------------------------------------------------------------------------

Q&A

Ralph Layman manages the international equity investment process at GE Investments. Total assets under management exceeding $10 billion. He leads a team of portfolio managers for the Emerging Markets Fund. Prior to joining GE Investments in 1991, Ralph was Executive Vice President and Partner and Portfolio Manager of International Equity Operations at Northern Capital Management. Previously, he was a Vice President and Portfolio Manager at Templeton Investment Counsel, Inc. He was instrumental in forming Templeton's Emerging Markets Fund, the first listed emerging markets equity fund in the U.S. Ralph is a Trustee of the GE Pension Trust, and GE's employee savings program, and serves on the GE Investments' Asset Allocation Committee. He is a Chartered Financial Analyst (CFA), a charter member of the International Society of Security Analysts and a member of the New York Society of Security Analysts. Ralph is a graduate of the University of Wisconsin with a B.S. in Economics and a M.S. in Finance.

Q. HOW DID THE EMERGING MARKETS FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE PERIOD SINCE INCEPTION, NOVEMBER 25, 1997, THROUGH MARCH 31, 1998?

A. The Emerging Markets Fund posted a total return of 10.69% since its inception, November 25, 1997. This compares with a 10.03% return for the Morgan Stanley Emerging Markets Free Index for the same period.

Q.   WHAT DROVE THE FUND'S PERFORMANCE?

A. Strong stock selection in Israel, Brazil and Asia and an underweighting in Russia led the fund to outperform its benchmark. Our bottom up stock selection process has also contributed to the fund's performance as we found attractive investment opportunities even in declining markets.

Q.   WHICH INVESTMENTS STAND OUT?

A. Three technology companies, MEMCO Software, a leading developer of security software, Prokom Software and Dimension Data Holdings, two leading information technology companies, were top performers for the fund. With solid distribution agreements and growing information technology expenditures, we believe that these companies will continue to experience strong growth in the future.

Q.   WHAT IS YOUR INVESTMENT STRATEGY?

A. The core of our investment philosophy for the Emerging Markets Fund is active stock selection within the emerging markets countries. We utilize a fundamental, bottom-up approach to select growth stocks trading at reasonable valuations and then apply a top-down macro-economic overlay to control overall risk. Stock selection is based on detailed knowledge of the company gained through extensive research, direct contact with company management, and access to GE's global, multi-industry network.

     We seek to identify stocks which are undervalued relative to their Cash Earnings Growth Potential and to sell stocks when they are fairly valued relative to their potential.

     The initial stock selection "screen" is based on the Price-to-Cash Earnings Ratio compared to the company's three to five year projected growth rate.

     Detailed company, industry and country analysis, along with company management meetings are conducted to evaluate the company both qualitatively and quantitatively. An analysis of a company's growth potential and ability of management to execute its plan are important factors in this analysis.

     Lastly, we look for a catalyst which will cause the market to recognize our calculated value for each stock. The catalyst may be the introduction of a new product with excellent earnings potential, a new management team or privatization. Generally, the best ideas with the highest level of conviction are purchased for the portfolio. The size of each position is based on strength of conviction, the stock's liquidity, potential of the idea and currency, industry and country exposure. Part of the stock selection process includes analysis of the political, economic and currency risk of a country. This analysis is factored into the stock selection process and aids in the prudent diversification of the fund.

     Country allocation, a by-product of the stock selection process within each region, is examined to diversify risk relative to the benchmark.

Q.   WHAT IS YOUR OUTLOOK FOR THE FUND AND HOW HAVE YOU POSITIONED IT GOING
     FORWARD?

A. The fund will remain overweighted in Greece and Poland as ongoing corporate restructuring and economic convergence in Europe provide further upside in line with superior earnings. The fund will also remain overweighted in Israel and Brazil due to an abundance of bottom up stock selection and greater opportunities. Malaysia,Taiwan, and South Africa will remain under-weighted since valuations there are relatively high and earnings visibility has been reduced.

                                                           Emerging Markets Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Regional Allocation
                              As of March 31, 1998
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]


Latin America                            44.4%
Asia                                     18.9%
Middle East and Africa                   17.1%
Europe                                   15.4%
Cash and Other                            4.2%


--------------------------------------------------------------------------------
                             Aggregate Total Return
                      For The Periods Ended March 31, 1998
--------------------------------------------------------------------------------


                            Three         Since
                            Month       Inception    Commencement
--------------------------------------------------------------------------------
Emerging Markets Fund       8.35%         10.69%      11/25/97
--------------------------------------------------------------------------------
MSCI EMF                    6.19%         10.03%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                     Top Ten Largest Holdings March 31, 1998
--------------------------------------------------------------------------------

   Telecomunicacoes Brasiliero
   S.A. ADR                                           5.84%
--------------------------------------------------------------------------------
   Telecomunicacoes de Sao Paulo S.A. -
   Telesp                                             4.25%
--------------------------------------------------------------------------------
   Taiwan Fund Inc.                                   2.77%
--------------------------------------------------------------------------------
   Companhia Paranaense de Energia-Copel
   ADR (Pfd. shares)                                  2.55%
--------------------------------------------------------------------------------
   Grupo Financiero Bancomer S.A. ADR
   (Series C)                                         2.02%
--------------------------------------------------------------------------------
   Companhia Energetica de Minas Gerais
   ADR                                                1.64%
--------------------------------------------------------------------------------
   Companhia de Saneamento Basico de
   Estado de Sao Paulo                                1.55%
--------------------------------------------------------------------------------
   Panamerican Beverages Inc. (Class A)               1.45%
--------------------------------------------------------------------------------
   MEMCO Software Ltd.                                1.43%
--------------------------------------------------------------------------------
   Grupo Casa Autrey S.A. de C.V. ADR                 1.41%
--------------------------------------------------------------------------------


                               Investment Profile

                      A mutual fund designed for investors
                      who seek long-term growth of capital
                   by investing primarily in equity securities
                     of issuers that are located in emerging
                               markets countries.


                      SEE PAGE 35 FOR NOTES TO PERFORMANCE.
               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                              Schedule of Investments March 31, 1998 (unaudited)
--------------------------------------------------------------------------------

                                                           EMERGING MARKETS FUND

                                           NUMBER
                                         OF SHARES         VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 95.8%
--------------------------------------------------------------------------------

ARGENTINA -- 2.5%
Banco De Galicia y Buenos
   Aires S.R. ADR (Class B)                  2,585     $   63,332
Disco S.A. ADR                               1,400         56,350 (a)
YPF S.A. ADR (Class D)                       1,800         61,200

                                                          180,882
[GRAPHIC OMITTED] BRAZIL -- 23.1%
Banco Itau S.A. (Pfd. shares)              150,000         96,306
Companhia Cerveja
   Ria Brahma ADR                            4,800         74,400
Companhia de Saneamento
   Basico de Estado
   de Sao Paulo                            483,644        111,025
Companhia Energetica de
   Minas Gerais (Pfd. shares)              360,000         17,478
Companhia Energetica de Minas
   Gerais ADR                                2,500        117,812
Companhia Paranaense de
   Energia-Copel ADR
   (Pfd. shares)                            12,600        183,487
Companhia Riograndense de
   Telecomunicacoes (Pfd. shares)           31,800         39,995
Light-Servicos de Eletricidade S.A.        160,000         61,214
Petroleo Brasiliero S.A. (Pfd. shares)      60,000         14,301
Petroleo Brasiliero S.A. ADR                 3,700         87,875
Telecomunicacoes Brasiliero
   S.A. ADR                                  3,234        419,814
Telecomunicacoes de Rio de
   Janeiro S.A. (Pfd. shares)              300,000         42,269
Telecomunicacoes de Sao
   Paulo S.A. - Telesp                     940,000        305,066
Uniao de Banco Brasiliero
   S.A. GDR                                  2,490         90,262

                                                        1,661,304

CHILE -- 1.1%
Companhia de Telecomunicaciones
   de Chile S.A. ADR                         2,770         76,348

CROATIA -- 0.7%
Zagrebacka Banka GDR                         1,600         47,800 (b)

                                           NUMBER
                                         OF SHARES          VALUE
--------------------------------------------------------------------------------

CZECH REPUBLIC -- 0.7%
CKD Praha Diz                              1,279         $   48,777

EGYPT -- 1.4%
Commercial International Bank
   Egypt SAE GDR                           2,308             42,929 (b)
Olympic Group Financial
   Investment Co.                         12,175             56,453 (a)

                                                             99,382

FINLAND -- 0.7%
OY Hartwall AB                               431             50,666

[GRAPHIC OMITTED] GREECE -- 4.4%
A.G. Petzetakis S.A.                      11,100             58,869
Alfa Beta Vassilopoulos S.A.
   (Regd.)                                 2,410             23,376
Alpha Credit Bank (Regd.)                    800             61,953
Attica Enterprises S.A.                    7,240             57,098 (a)
Delta Informatics S.A.                     2,300             55,737
Intrasoft S.A.                             2,200             59,474

                                                            316,507

HONG KONG -- 0.1%
Founder Hong Kong Ltd.                     8,000              6,711

HUNGARY -- 1.5%
Mezogazdasagi Gepgyarto RT                 2,700             62,024 (a)
North American Business
   Intelligence Systems Inc.               1,800             42,109 (a)

                                                            104,133

INDIA -- 3.2%
BSES Ltd. GDR                              4,600             79,810
India Fund Inc.                            6,000             43,500
Mahanagar Telephone Nigam
   Ltd. GDR                                1,849             31,757 (a)
Pentafour Software & Exports
   Ltd. GDR                                1,000             10,000
Ranbaxy Laboratories Ltd. GDR              2,500             65,325 (b)

                                                            230,392

INDONESIA -- 1.4%
PT Astra International Inc.              174,500             43,373
PT Bank International                    208,500             16,873
PT Gudang Garam                            2,500              3,461
PT Hanjaya Mandala Sampoerna              11,000              9,983
PT International Nickel                    8,500             10,318
PT Modern Photo Film Co.                  41,000              9,006
PT Mulia Industrindo                     118,500             10,959

                                                            103,973


----------
See Notes to Schedules of Investments on page 35 and Notes to Financial Statements on page 44.

                                                           Emerging Markets Fund
--------------------------------------------------------------------------------

                                           NUMBER
                                         OF SHARES            VALUE
--------------------------------------------------------------------------------


[GRAPHIC OMITTED] ISRAEL -- 11.6%
Comverse Technology Inc.                   1,777         $   86,851 (a)
ECI Telecommunications Ltd.                2,568             78,966
Formula Systems Ltd.                       1,600             65,446 (a)
Fundtech Ltd.                                396              7,128 (a)
Geo Interactive Media Group PLC           13,070             30,193 (a)
MEMCO Software Ltd.                        3,298            103,062 (a)
New Dimension Software Ltd.                4,533            101,142 (a)
NICE Systems Ltd. ADR                      1,766             81,236 (a)
Orbotech Ltd.                              2,829             91,589 (a)
Tecnomatix Technologies Ltd.               2,200             82,775 (a)
Teva Pharmaceutical Industries
   Ltd. ADR                                1,500             64,125
ZAG Industries Ltd.                        3,882             44,158 (a)

                                                            836,671
KAZAKHSTAN -- 1.6%
Efes Sinai Yatirim Holding A.S.          490,000             86,667
Kazkommertsbank GDR                        1,047             28,405 (a)

                                                            115,072
MALAYSIA -- 0.8%
PPB Oil Palms Berhad                      27,000             26,482

                                                             26,482
[GRAPHIC OMITTED] MEXICO -- 15.3%
Controladora Comercial Mexicana
   S.A. de C.V.                           55,000             67,168
Fomento Economico Mexicano
   S.A. de C.V.                           10,729             77,985
Geo S.A. de C.V.                          13,217             86,758 (a)
Gruma S.A. de C.V. (Series B)             24,584             64,809
Grupo Carso S.A. de C.V. ADR               6,368             78,804
Grupo Casa Autrey S.A. de C.V. ADR         6,872            101,362
Grupo Continental S.A.                    27,000             95,115
Grupo Financiero Banamex Accival
   S.A. de C.V.                           37,000             94,281 (a)
Grupo Financiero Bancomer
   S.A. ADR (Series C)                    12,200            144,875 (a,b)
Grupo Financiero Banorte S.A.
   de C.V.                                37,105             60,128 (a)
Kimberly Clark de Mexico                  17,258             89,168
Sanluis S.A. de C.V.                      13,900             70,349
Tubos de Acero de Mexico
   S.A. ADR                                3,688             68,919 (a)

                                                          1,099,721
PAKISTAN -- 0.3%
Hub Power Co.                             23,582             24,965

                                         NUMBER
                                        OF SHARES        VALUE
--------------------------------------------------------------------------------

PANAMA -- 2.4%
Banco Latinoamericano de
   Exportaciones S.A. (Class E)            1,900     $   71,487
Panamerican Beverages Inc. (Class A)       2,600        104,325

                                                        175,812
PHILIPPINES -- 2.1%
C & P Homes Inc.                         322,000         28,811
Metropolitan Bank & Trust Co.              5,100         46,974
Philippine Commercial
   International Bank                     10,000         49,474
Pilipino Telephone Corp.                  60,000         10,105 (a)
San Miguel S.A.                           10,500         18,237
Solid Group Inc.                         437,600         23,722

                                                        177,323
POLAND -- 2.4%
Bank Handlowy W. Warszawie                 3,455         55,564 (a)
Okocimskie Zaklady Piwowarskie S.A.        5,194         42,744
Prokom Software S.A. GDR                   4,022         74,407 (a,b)

                                                        172,715
RUSSIA -- 1.4%
PLD Telekom Inc.                           9,735         73,013 (a)
Sun Brewing Ltd. GDR                       1,789         27,760 (a)

                                                        100,773
SINGAPORE -- 1.0%
Datacraft Asia Ltd.                       23,000         74,520

SOUTH AFRICA -- 4.1%
Dimension Data Holdings Ltd.              14,408         92,276
Liberty Life Association of Africa         2,252         76,028
Metro Cash & Carry Ltd.                   53,208         50,720
Nedcor Ltd.                                2,500         73,478

                                                        292,502
SOUTH KOREA -- 4.0%
Dae Duck Electronics Co.                     530         42,094
Hyundai Heavy Industries                   1,548         57,561
Medison Co. Ltd.                           7,600         65,300
Pohang Iron & Steel Co. Ltd.                 560         30,584
S1 Corp.                                      80         10,975
Samsung Display Devices Co.
   (Pfd. Shares)                           1,020         47,870 (a)
Sindo Ricoh Co.                              870         34,925

                                                        289,309
[GRAPHIC OMITTED] TAIWAN -- 4.7%
Asustek Computer Inc. GDR                  2,000         47,450 (a)
Taiwan Fund Inc.                          11,116        198,698
Taiwan Semiconductor
   Manufacturing Co.                      14,000         68,989
Taiwan Semiconductor
   Manufacturing Co. ADR                   1,000         25,875 (a)

                                                        341,012


----------
See Notes to Schedules of Investments on page 35 and Notes to Financial Statements on page 44.

                              Schedule of Investments March 31, 1998 (unaudited)
--------------------------------------------------------------------------------

                                          NUMBER
                                        OF SHARES        VALUE
--------------------------------------------------------------------------------

THAILAND -- 1.3%
Banpu Public Co. Ltd.                      5,000      $  35,070
Hana Microelectronics Public
   Co. Ltd.                                1,300          4,790
Industrial Finance Corp.
   of Thailand                            24,000         14,028
Land & House Public Co. Ltd.               6,500          3,221
Siam Cement Public Co. Ltd.                1,500         20,737
TelecomAsia Corp. Public Co. Ltd.         33,000         12,999

                                                         90,845

TURKEY -- 2.0%
Aksigorta A.S.                           520,000         27,806
Global Menkul Degerler A.S.            1,700,000         30,418
Tansas A.S.                              119,145         62,485
Yatas Yatak ve Yorgan Sanayi ve
   Ticaret A.S.                          490,000         22,674

                                                        143,383

TOTAL INVESTMENTS IN SECURITIES
   (Cost $6,198,801)                                  6,887,980


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.7%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund
    (Cost $193,478)                     193,478         193,478

OTHER ASSETS AND LIABILITIES,
   NET 1.5%                                             104,936
--------------------------------------------------------------------------------

NET ASSETS -- 100%                                   $7,186,394
================================================================================


----------
See Notes to Schedules of Investments on page 35 and Notes to Financial Statements on page 44.


Icons represent the top five country weightings in the Emerging Markets Fund at March 31, 1998.

                                                       International Equity Fund
--------------------------------------------------------------------------------

Q&A

Ralph Layman leads a team of portfolio managers for the International Equity Fund. Refer to page 3 for his biographical details.

Q. How did the International Equity Fund perform compared to its benchmark for the period since inception, November 25, 1997, through March 31, 1998?

A. The International Equity Fund posted a total return of 20.27% since its inception, November 25, 1997. This compares with a 17.09% return for the MSCI EAFE Index for the same period.

Q.   What drove the fund's performance?

A. The fund avoided the weakness of the Japanese economy and the collapse of the Asian economies in the second half of 1997 because of its start up date. The fund entered 1998 with a very low exposure to the Far Eastern markets and the fund's performance was only marginally affected by the region's poor market performance. Conversely, the fund's overweighted position in Continental Europe reaped the benefits of European economies recovering after a long period of slow growth. The most important factor driving the European stock markets is the convergence of the economies in preparation for the introduction of a common currency in January 1999.

Q.   Which investments stand out?

A. Financial stocks, such as ING Groep, an attractively priced global asset management company, and AXA-UAP, the world's largest insurance company in terms of assets and second in terms of premium income, contributed favorably to performance. Other notable investments included Cap Gemini, a global computer services company that specializes in systems integration, and Mannesmann, a German-based engineering and telecommunications firm.

Q.   What is your investment strategy?

A. Our team employs the same bottom-up stock selection process described for the Emerging Markets Fund on page 3 but applies it to a broader international market.

Q. What is your outlook for the fund and how have you positioned it going forward?

A. Because of the continued economic weakness in Asia and Japan and resulting lack of earnings growth, we foresee that our discipline of seeking undervalued companies relative to their long term growth will continue to cause the fund to remain overweighted in Europe. We are excited by the ongoing corporate restructuring and economic convergence in Europe and expect to see further upside, in line with superior earnings growth.

                                                       International Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Regional Allocation
                              As of March 31, 1998
--------------------------------------------------------------------------------


[GRAPHIC OMITTED]


Japan                                  6.7%
Cash & Other                           2.0%
Europe                                73.9%
Other Regins                          10.6%
Pacfic Rim                             6.8%


--------------------------------------------------------------------------------
                             Aggregate Total Return
                      For The Periods Ended March 31, 1998
--------------------------------------------------------------------------------

                                Three        Since
                                Month      Inception       Commencement
--------------------------------------------------------------------------------

International Equity Fund       17.15%       20.27%         11/25/97
--------------------------------------------------------------------------------

MSCI EAFE                       14.71%       17.09%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                   Top Ten Largest Holdings at March 31, 1998
--------------------------------------------------------------------------------

   AXA-UAP                                            2.93%
--------------------------------------------------------------------------------
   Siebe PLC                                          2.75%
--------------------------------------------------------------------------------
   Total S.A. (Class B)                               2.59%
--------------------------------------------------------------------------------
   ING Groep N.V.                                     2.54%
--------------------------------------------------------------------------------
   Mannesmann AG                                      2.41%
--------------------------------------------------------------------------------
   Repsol S.A.                                        2.16%
--------------------------------------------------------------------------------
   Airtours PLC                                       2.15%
--------------------------------------------------------------------------------
   Cap Gemini S.A.                                    2.11%
--------------------------------------------------------------------------------
   Sony Corp.                                         2.02%
--------------------------------------------------------------------------------
   Schneider S.A.                                     2.01%
--------------------------------------------------------------------------------



                               Investment Profile

                      A mutual fund designed for investors
                      who seek long-term growth of capital
                        by investing primarily in foreign
                               equity securities.


                     SEE PAGE 35 FOR NOTES TO PERFORMANCE.
               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                              Schedule of Investments March 31, 1998 (unaudited)
--------------------------------------------------------------------------------

                                                       INTERNATIONAL EQUITY FUND

                                         NUMBER
                                       OF SHARES          VALUE
--------------------------------------------------------------------------------

COMMON STOCK --98.0%
--------------------------------------------------------------------------------

AUSTRALIA -- 2.0%
Brambles Industries Ltd.                  72,663    $  1,511,351
Coca Cola Amatil Ltd.                    141,902       1,112,085

                                                       2,623,436

AUSTRIA -- 1.5%
OMV AG                                     2,630         338,944
VA Technologie AG                         10,052       1,583,600

                                                       1,922,544

BRAZIL -- 3.0%
Telecomunicacoes Brasileiras
   S.A. ADR                               13,295       1,725,857
Telecomunicacoes de Rio de
   Janiero S.A. (Pfd. shares)          1,073,064         151,192
Telecomunicacoes de
   Sao Paulo S.A. - Telesp             2,791,710         906,017
Uniao de Banco Brasiliero
   S.A. GDR                               30,629       1,110,301

                                                       3,893,367

DENMARK -- 0.9%
Den Danske Bank                            9,460       1,236,173

FINLAND -- 3.2%
Merita Ltd. (Series A)                   232,546       1,399,969
Nokia Ab Oy (Series A) (Pfd. shares)      18,742       2,011,249
Pohjola Insurance Group (Series B)         5,438         251,829
Sampo Insurance Co. Ltd. (Series A)       12,617         498,886

                                                       4,161,933
[GRAPHIC OMITTED] FRANCE -- 18.7%
AXA-UAP                                   36,672       3,775,189
Cap Gemini S.A.                           45,224       2,726,028  (a)
Carrefour S.A.                             3,184       1,875,208
Coflexip S.A. ADR                         26,268       1,622,049
Lyonnaise Des Eaux S.A.                   13,558       1,957,952
Michelin CGDE (Regd.) (Class B)           25,564       1,525,796
Renault S.A.                              34,378       1,530,993
Rhone-Poulenc India Ltd.                  30,923       1,571,223
Schneider S.A.                            33,777       2,599,698
Societe Generale                           7,787       1,558,028
Total S.A. (Class B)                      27,865       3,345,149

                                                      24,087,313

                                          NUMBER
                                        OF SHARES            VALUE
--------------------------------------------------------------------------------

[GRAPHIC OMITTED] GERMANY -- 8.0%
Bayerische Vereinsbank AG                 23,210        $  1,694,115
Daimler-Benz AG                           19,607           1,802,163
Fresenius Medical Care AG                 12,789             904,437
Fresenius Medical Care AG
   (Pfd. shares)                           6,229             343,520
Mannesmann AG                              4,247           3,109,101
Preussag AG                                2,443             832,803
SGL Carbon AG                             12,892           1,427,526
Veba AG                                    2,387             169,325

                                                          10,282,990
GREECE -- 0.4%
Alpha Credit Bank (Regd.)                  6,380             494,071

HONG KONG -- 1.9%
Cheung Kong (Holdings) Ltd.               28,000              83,471
Giordano International Ltd.              548,000             140,734
HSBC Holdings PLC (Regd.)                 50,400           1,541,503
Johnson Electric Holdings                155,000             662,103

                                                           2,427,811
INDONESIA -- 0.1%
PT Astra International Inc.              308,000              76,555
PT Mulia Industrindo                     106,000               9,803

                                                              86,358
ISRAEL -- 2.7%
Comverse Technology Inc.                  17,518             856,192  (a)
ECI Telecommunications Ltd.               55,943           1,720,248
Teva Pharmaceutical Industries
   Ltd. ADR                               21,348             912,627

                                                           3,489,067
[GRAPHIC OMITTED] ITALY -- 6.3%
Banca Intesa S.p.A.                      209,114           1,263,402
Credito Italiano                         385,336           1,903,429
ENI S.p.A. (Regd.)                        32,420             220,876
Industrie Natuzzi S.p.A. ADR              10,151             280,421
Montedison S.p.A.                      1,271,361           1,872,520
Saipem                                    51,620             307,228
Telecom Italia Mobile S.p.A.             425,784           2,287,742

                                                           8,135,618
[GRAPHIC OMITTED] JAPAN -- 6.7%
Canon Inc.                                87,000           1,965,622
Credit Saison Co. Ltd.                    19,500             431,788
Honda Motor Co.                           36,000           1,297,054
Minebea Co. Ltd.                          27,000             295,890
NTT Data Corp.                                23           1,023,757
Sony Corp.                                30,700           2,603,941
Sumitomo Realty & Development             72,000             424,785
Takefuji Corp.                            13,000             614,749

                                                           8,657,586


----------
See Notes to Schedules of Investments on page 35 and Notes to Financial Statements on page 44.

                              Schedule of Investments March 31, 1998 (unaudited)
--------------------------------------------------------------------------------

                                          NUMBER
                                        OF SHARES          VALUE
--------------------------------------------------------------------------------

MEXICO -- 1.6%
Gruma S.A. de C.V. (Series B)             83,677       $   220,590
Grupo Carso S.A. de C.V. ADR              92,518         1,144,910
Grupo Financiero Bancomer S.A.
   ADR (Series C)                         55,988           664,858  (a,b)

                                                         2,030,358

NETHERLANDS -- 4.4%
IHC Caland N.V.                           24,807         1,369,474
ING Groep N.V.                            57,847         3,282,237
Ispat International N.V. (Regd.)
   (Class A)                               5,768           164,388  (a)
Philips Electronics N.V.                  12,083           886,688

                                                         5,702,787

NORWAY -- 0.8%
Den Norske Bank ASA                      186,185         1,013,388

PANAMA -- 1.0%
Panamerican Beverages Inc. (Class A)      33,478         1,343,305

PERU -- 0.8%
Telefonica del Peru S.A. ADR
   (Class B)                              49,451         1,066,287

PHILIPPINES -- 0.6%
Metro Bank & Trust Co.                    55,200           508,421
San Miguel Corp.                         161,600           280,674

                                                           789,095

PORTUGAL -- 1.6%
Banco Comercial Portugues                 56,489           180,837  (a)
Banco Comercial Portugues (Regd.)         58,370         1,885,041

                                                         2,065,878

SOUTH AFRICA -- 1.5%
Barlow Ltd.                               63,773           519,252
Dimension Data Holdings Ltd.             212,454         1,360,667
Iscor Ltd.                               233,519            64,461

                                                         1,944,380

SOUTH KOREA -- 1.2%
Hyundai Heavy Industries Co.              24,755           920,493
Pohang Iron & Steel Co.                      860            46,968
Samsung Display Devices Co.               12,260           575,379  (a)

                                                         1,542,840

SPAIN -- 3.7%
Argentaria S.A.                           10,329           855,703
Banco Santander S.A. (Regd.)              22,000         1,096,355
Repsol S.A.                               54,615         2,787,829

                                                         4,739,887

                                          NUMBER
                                        OF SHARES        VALUE
--------------------------------------------------------------------------------

SWEDEN -- 3.2%
Autoliv Inc. SDR                          42,383      $  1,314,612
Electrolux AB (Series B)                   3,034           250,446
Ericson LM Telephone (Series B)           15,531           738,138
Investor AB (Series B)                     4,212           225,996
Kinnevik AB (Series B)                     7,000           163,279
NetCom Systems AB (Series B)              24,789           722,386
Pharmacia & Upjohn Inc.                   16,386           716,888

                                                         4,131,745
SWITZERLAND -- 6.0%
ABB AG                                     1,541         2,302,655
Novartis AG (Regd.)                        1,274         2,254,675
Roche Holdings AG                             20           216,464
Schw Rueckversicher (Regd.)                  365           801,827
Zurich Versicherungsgesellschaft
   (Regd.)                                 3,739         2,170,558

                                                         7,746,179
TAIWAN -- 1.0%
Taiwan Semiconductor
   Manufacturing Co.                     252,000         1,241,795

[GRAPHIC OMITTED] UNITED KINGDOM -- 15.2%
Airtours PLC                             333,173         2,771,924
Bank of Scotland PLC                     103,532         1,227,052
Commercial Union PLC                      52,407         1,023,800
Granada Group PLC                        136,567         2,455,303
Johnson Matthey PLC                       16,574           170,908
LucasVarity PLC                          486,339         1,962,055
Medeva PLC                                55,983           156,505
National Westminster Bank PLC             26,656           487,720
Railtrack Group PLC                       71,060         1,165,753
Reed International PLC                   140,956         1,429,919
Royal & Sun Alliance Insurance
   Group PLC                             156,276         1,988,204
Saatchi & Saatchi PLC                     97,207           259,545  (a)
SEMA Group PLC                             4,294           169,497
Siebe PLC                                162,767         3,553,032
Vodafone Group PLC                        78,434           814,707

                                                        19,635,924

TOTAL INVESTMENTS IN SECURITIES
   (Cost $114,232,471)                                 126,492,115

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.6%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund
   (Cost $1,987,377)                   1,987,377         1,987,377

OTHER ASSETS AND LIABILITIES,
   NET 0.4%                                                552,105
--------------------------------------------------------------------------------

NET ASSETS -- 100%                                    $129,031,597
================================================================================


----------
See Notes to Schedules of Investments on page 35 and Notes to Financial Statements on page 44.


Icons represent the top five country weightings in the International Equity Fund at March 31, 1998.

                                                                U.S. Equity Fund
--------------------------------------------------------------------------------

Q&A

Gene Bolton is responsible for the overall management of the U.S. equity investment process at GE Investments with total assets of over $30 billion. He leads a team of portfolio managers for the U.S. Equity Fund. Gene joined GE in 1964. After completing GE's Financial Management Program, he held a number of financial and strategic planning positions in the U.S. and Europe. Joining GE Investments in 1984 as Chief Financial Officer, he moved to equities as a Portfolio Manager in 1986 and was named to his present position in 1991. Gene is a Trustee of the GE Pension Trust and GE's employee savings program, as well as Chairman of the Asset Allocation Committee of GE Investments. He also serves as a Trustee of the Investment Management Workshop, sponsored by the Association for Investment Management and Research. Gene is a graduate of Mundelein College with a B.A. in Business Management.

Q. How did the U.S. Equity Fund perform compared to its benchmark for the period since inception, November 25, 1997, through March 31, 1998?

A. The U.S. Equity Fund posted a total return of 15.29% since its inception, November 25, 1997. This compares with a 16.49% return for the Standard & Poor's 500 Index for the same period.

Q.   What factors contributed to the stock market's performance?

A. Financial services companies continued to benefit from low inflation, declining interest rates and consolidation within the industry. Retail stocks also registered strong gains, thanks largely to the strength of the U.S economy. The aging of America's population helped prop up the values of attractively priced healthcare stocks, while utility stocks benefited from declining interest rates and a move to safe, domestic equities. Despite their attractive valuations and above-average dividend yields, energy stocks were hurt by falling oil prices.

Q.   Which stocks contributed to the fund's total return?

A. Morgan Stanley, Dean Witter recorded solid investment results during the period. The retail stocks that served us well included Sears Roebuck and Lowes Cos., a building materials supplier. Superior returns were recorded by Pfizer and Bristol-Myers Squibb in the healthcare sector. Our better performing technology stocks included Xerox and Cisco Systems. Other contributors to the fund's positive investment results were Tele-Communications, Inc., a cable operator, and Airtouch Communications, our best performer in the utility sector.

Q.   Please comment on other noteworthy positions in the portfolio?

A. Temporary weakness in IBM, Equifax, and First Data gave us the opportunity to purchase these stocks at favorable prices. In the energy sector, we bought Schlumberger, R&B Falcon, and Burlington Resources and sold positions in Amoco, Atlantic Richfield, Texaco, and Union Pacific Resources. In the healthcare and consumer-stable sectors, we took advantage of high prices to reduce our exposure to Schering Plough and Proctor & Gamble, respectively.

Q.   What is your outlook for the fund?

A. While not a significant factor in the direction of U.S. stock prices for the first quarter of 1998, the Asian crisis remains a threat to our economy and, therefore, to the domestic financial markets. The crisis, in our judgment, is unlikely to have a major impact on our economy, but it is likely to offset profit growth in certain industries. In turn, we expect inflation to be moderate, earnings growth to slow and stock price gains to return to more modest levels. In this environment, stock selection will be critically important in seeking to deliver superior investment results.

                                                                U.S. Equity Fund
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                Sector Allocation
                              As of March 31, 1998
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]


Utilities                           7.8%
Transportation                      2.4%
Cash & Other                        2.4%
Financial Services                 18.5%
Capital Goods                      11.1%
Consumer                           16.9%
Healthcare                         13.0%
Technology                         10.8%
Energy & Basic Materials           12.6%
Retail Trade                        4.5%


--------------------------------------------------------------------------------
                             Aggregate Total Return
                      For The Periods Ended March 31, 1998
--------------------------------------------------------------------------------


                                Three       Since
                                Month     Inception   Commencement
--------------------------------------------------------------------------------

U.S. Equity Fund                11.95%     15.29%       11/25/97
--------------------------------------------------------------------------------

S&P 500 Index                   13.96%     16.49%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                   Top Ten Largest Holdings at March 31, 1998
--------------------------------------------------------------------------------

   Travelers Group Inc.                               2.11%
--------------------------------------------------------------------------------
   Federal National Mortgage Assoc.                   1.97%
--------------------------------------------------------------------------------
   Bristol-Myers Squibb Co.                           1.94%
--------------------------------------------------------------------------------
   AlliedSignal Inc.                                  1.90%
--------------------------------------------------------------------------------
   Merck & Co. Inc.                                   1.86%
--------------------------------------------------------------------------------
   International Business Machines                    1.79%
--------------------------------------------------------------------------------
   Johnson & Johnson                                  1.73%
--------------------------------------------------------------------------------
   Du Pont de Nemours (E.I.) & Co.                    1.57%
--------------------------------------------------------------------------------
   Dover Corp.                                        1.54%
--------------------------------------------------------------------------------
   Schlumberger Ltd.                                  1.51%
--------------------------------------------------------------------------------


                               Investment Profile

                      A mutual fund designed for investors
                      who seek long-term growth of capital
                   by investing primarily in equity securities
                               of U.S. companies.



                      SEE PAGE 35 FOR NOTES TO PERFORMANCE.
               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                              Schedule of Investments March 31, 1998 (unaudited)
--------------------------------------------------------------------------------

                                                                U.S. EQUITY FUND

                                               NUMBER
                                             OF SHARES          VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 97.6%
--------------------------------------------------------------------------------

BASIC MATERIALS -- 3.7%
Air Products & Chemicals Inc.                  4,287      $    355,285
Airgas Inc.                                    7,970           137,482  (a)
Barrick Gold Corp.                             6,519           140,973
Champion International Corp.                   1,733            94,124
Du Pont de Nemours (E.I.) & Co.               26,412         1,796,016  (h)
FMC Corp.                                        406            31,871  (a)
Great Lakes Chemical Corp.                       815            44,010
IMC Global Inc.                                3,260           124,084
Mead Corp.                                     6,845           245,137
Morton International Inc.                     12,648           415,012
Newmont Mining Corp.                          12,720           388,755
Rayonier Inc.                                  4,180           190,974
Union Camp Corp.                               1,222            73,015
W.R. Grace & Co.                                 979            81,930  (a)
Weyerhaeuser Co.                               2,444           138,086

                                                             4,256,754
[GRAPHIC OMITTED] CAPITAL GOODS -- 11.1%
AlliedSignal Inc.                             51,631         2,168,502  (h)
AMP Inc.                                       1,712            75,007
Armstrong World Industries Inc.                1,520           131,575
Avery Dennison Corp.                           2,225           118,759
Boeing Co.                                     2,363           123,171
Cooper Industries Inc.                         4,643           275,968
Deere & Co.                                    8,313           514,887
Dover Corp.                                   46,226         1,756,588
Emerson Electric Co.                          20,795         1,355,574
Hubbell Inc. (Class B)                        23,038         1,160,539
Jacobs Engineering Group Inc.                  1,713            55,458  (a)
Lockheed Martin Corp.                          2,527           284,288
Mannesmann AG                                    118            86,384
Martin Marietta Materials Inc.                13,200           570,075
Masco Corp.                                    1,109            65,986
Molex Inc. (Class A)                           8,032           215,358
National Service Industries Inc.               2,283           134,269
Parker Hannifin Corp.                          2,281           116,901
Sherwin-Williams Co.                          14,680           521,140
Textron Inc.                                  18,779         1,445,983
Timken Co.                                     2,771            93,694
Tyco International Ltd.                        2,991           163,383
U.S.A. Waste Services Inc.                     7,416           330,476  (a)
United Technologies Corp.                      7,237           668,066
Waste Management Inc.                          8,069           248,626

                                                            12,680,657

                                         NUMBER
                                       OF SHARES         VALUE
--------------------------------------------------------------------------------

[GRAPHIC OMITTED] CONSUMER - CYCLICAL -- 8.9%
ACNielsen Corp.                           8,271      $   218,665  (a)
Carnival Corp. (Class A)                  3,423          238,754
Catalina Marketing Corp.                  3,096          162,927  (a)
Cendant Corp.                             5,752          227,923  (a)
Circus Circus Enterprises Inc.            6,192          130,032  (a)
Comcast Corp. (Class A)                  11,483          405,493
Comcast UK Cable Partners Ltd.
   (Class A)                              7,008           93,732  (a)
Echlin Inc.                               1,775           93,077
Federal-Mogul Corp.                         612           32,551
Ford Motor Co.                            7,792          505,019
Gannett Inc.                             13,885          997,984
General Motors Corp.                      1,222           82,409
Goodyear Tire & Rubber Co.                3,585          271,564
Harman International
   Industries Inc.                        3,079          135,476
Interpublic Group Cos. Inc.              13,092          813,340
ITT Industries Inc.                       4,482          170,596
Knight-Ridder Inc.                        3,669          205,005
McDonald's Corp.                         12,825          769,500
Metromedia International
   Group Inc.                             1,868           28,370  (a)
NTL Inc.                                 16,403          709,430  (a)
Safety-Kleen Corp.                        2,445           69,377
Stanley Works                             7,042          392,591
Tele-Communications Inc.(Series A)       17,521          544,794
Tele-Communications Inc. Liberty
   Media Group (SeriesA)                  6,549          225,122  (a)
Tele-Communications TCI
   Ventures Group                         5,380           94,486  (a)
Time Warner Inc.                          4,704          338,688
Viad Corp.                                1,631           39,552
Walt Disney Co.                          12,188        1,301,069
Xerox Corp.                               8,215          874,384

                                                      10,171,910
CONSUMER - STABLE -- 8.0%
Anheuser Busch Cos. Inc.                 17,212          797,131
Archer-Daniels Midland Co.                7,335          160,911
Avon Products Inc.                        4,866          379,548
Bestfoods                                 4,361          509,692
Coca Cola Co.                               687           53,200
Colgate-Palmolive Co.                     5,317          460,585
Conagra Inc.                              8,965          288,001
General Mills Inc.                        4,060          308,560
Gillette Co.                              1,317          156,311
Hershey Foods Corp.                       1,589          113,812
International Multifoods Corp.            1,222           36,584
Kellogg Co.                               1,834           79,091
Kimberly Clark Corp.                     21,319        1,068,615
Nestle S.A. (Regd.)                         124          236,938


----------
See Notes to Schedules of Investments on page 35 and Notes to Financial Statements on page 44.

                              Schedule of Investments March 31, 1998 (unaudited)
--------------------------------------------------------------------------------

                                          NUMBER
                                        OF SHARES          VALUE
--------------------------------------------------------------------------------

Pepsico Inc.                              33,388      $  1,425,250
Philip Morris Cos. Inc.                   25,411         1,059,321
Procter & Gamble Co.                       8,441           712,209
Ralston Purina Co.                         3,985           422,410
Sara Lee Corp.                             9,169           565,040
Sysco Corp.                                4,566           117,004
Unilever N.V.                              2,855           195,924

                                                         9,146,137
[GRAPHIC OMITTED] ENERGY -- 8.9%
Amoco Corp.                                3,362           290,393
Anadarko Petroleum Co.                     2,608           179,952
Atlantic Richfield Co.                     4,399           345,871
Baker Hughes Inc.                         13,448           541,282
British Petroleum PLC ADR                  4,810           413,961
Burlington Resources Inc.                 15,980           766,041
Diamond Offshore Drilling Inc.             1,141            51,773
Elf Aquitaine S.A. ADR                     1,426            92,334
Exxon Corp.                               24,516         1,657,895
Halliburton Co.                            1,629            81,755
Mobil Corp.                               13,256         1,015,741
Nabors Industries Inc.                     8,773           207,810  (a)
Occidental Petroleum Corp.                 3,260            95,559
Pennzoil Co.                                 978            63,203
R & B Falcon Corp.                         5,869           173,869  (a)
Royal Dutch Petroleum Co. ADR             19,234         1,092,732
Schlumberger Ltd.                         22,746         1,723,009
Texaco Inc.                                7,408           446,332
Tosco Corp.                                2,851           100,498
Total S.A. ADR                             3,749           225,174
Unocal Corp.                              12,779           494,388
Valero Energy Corp.                        1,547            51,631
YPF S.A. ADR (Class D)                     3,260           110,840

                                                        10,222,043
[GRAPHIC OMITTED] FINANCIAL -- 12.5%
American Express Co.                      12,413         1,139,669
AmSouth Bancorp.                           1,525            90,070
Bank of New York Inc.                      5,353           336,235
BankAmerica Corp.                          6,205           512,688
BankBoston Corp.                           6,274           691,708
Beneficial Corp.                             326            40,526
Chase Manhattan Corp.                      5,084           685,704
Citicorp                                  10,541         1,496,822
Comerica Inc.                                815            86,237
CoreStates Financial Corp.                 1,630           146,293
Countrywide Credit Industries              1,858            98,822
Crestar Financial Corp.                    1,785           105,538
Edwards A.G. Inc.                          3,158           138,163
Federal National Mortgage Assoc.          35,634         2,253,850

                                         NUMBER
                                       OF SHARES           VALUE
--------------------------------------------------------------------------------

First Chicago NBD Corp.                    2,038      $    179,599
First of America Bank Corp.                1,641           141,947
First Union Corp.                          1,630            92,503
Fleet Financial Group Inc.                 1,467           124,787
GATX Corp.                                   546            42,588
ING Groep N.V. ADR                         2,445           139,212
Mellon Bank Corp.                          5,367           340,805
Merrill Lynch & Co. Inc.                   1,468           121,844
Morgan Stanley, Dean Witter               17,301         1,260,810
National City Corp.                        2,038           149,411
Norwest Corp.                              3,422           142,227
State Street Corp.                         4,949           336,841
Summit Bancorp.                            1,142            57,171
T. Rowe Price & Associates                 1,317            92,684
Travelers Group Inc.                      40,195         2,411,700
United States Bancorp.                     2,526           315,119
Wachovia Corp.                             1,630           138,244
Waddell & Reed Financial Inc.
   (Class A)                                 738            19,188  (a)
Wells Fargo & Co.                          1,179           390,544

                                                        14,319,549
[GRAPHIC OMITTED] HEALTHCARE -- 13.0%
Abbott Laboratories                       20,449         1,540,065
Allergan Inc.                             18,470           701,860
Alza Corp.                                 1,467            65,740
American Home Products Corp.               3,921           373,965
Baxter International Inc.                  4,288           236,376
Bristol-Myers Squibb Co.                  21,235         2,215,076
Cardinal Health Inc.                       8,736           770,406
Columbia/HCA Healthcare Corp.              1,304            42,054
Dentsply International Inc.                5,460           170,284
Eli Lilly & Co.                            2,149           128,134
Johnson & Johnson                         26,923         1,973,792
Lincare Holdings Inc.                      3,257           230,026  (a)
Merck & Co. Inc.                          16,550         2,124,606
Omnicare Inc.                                816            32,334
Pfizer Inc.                               13,692         1,364,921
Pharmacia & Upjohn Inc.                    4,483           196,131
Scherer (R.P.) Corp.                       4,171           281,543  (a)
Schering Plough Corp.                      8,721           712,397
Shire Pharmaceuticals Group
   PLC ADR                                 1,304            27,955  (a)
Smithkline Beecham PLC ADR                11,189           700,012
Sun Healthcare Group Inc.                  3,534            65,821  (a)
Sybron International Corp.                 4,889           127,725  (a)
Tenet Healthcare Corp.                     3,179           115,437  (a)
Watson Pharmaceuticals Inc.               18,778           676,008

                                                        14,872,668


----------
See Notes to Schedules of Investments on page 35 and Notes to Financial Statements on page 44.

                                                                U.S. Equity Fund
--------------------------------------------------------------------------------

                                          NUMBER
                                        OF SHARES         VALUE
--------------------------------------------------------------------------------


INSURANCE -- 6.0%
American International Group Inc.          9,777      $  1,231,291
AXA-UAP                                    1,304           134,240
Chubb Corp.                                7,727           605,604
CIGNA Corp.                                  407            83,435
Equitable Cos. Inc.                        1,386            78,222
General Reinsurance Corp.                  5,580         1,231,087
Hartford Financial Services
   Group Inc.                              1,594           172,949
Jefferson-Pilot Corp.                        978            86,981
Lincoln National Corp.                     4,426           375,657
Loews Corp.                                9,797         1,021,337
Marsh & McLennan Cos. Inc.                 8,576           748,792
Provident Cos. Inc.                       16,136           553,666
Reliastar Financial Corp.                  5,673           261,313
UNUM Corp.                                 4,212           232,450

                                                         6,817,024

RETAIL TRADE -- 4.5%
Arbor Drugs Inc.                           9,533           224,621
Costco Cos. Inc.                           5,215           278,351  (a)
Dayton Hudson Corp.                        6,562           577,456
Federated Department Stores Inc.           8,068           418,023  (a)
Home Depot Inc.                           12,860           867,246
Lowes Cos. Inc.                            6,099           428,074
Sears Roebuck & Co.                       12,761           732,960
Toys 'R Us Inc.                            3,261            98,034  (a)
Wal-Mart Stores Inc.                      30,266         1,537,891

                                                         5,162,656

TECHNOLOGY - ELECTRONICS AND EQUIPMENT -- 6.2%
Analog Devices Inc.                        3,093           102,842  (a)
Applied Materials Inc.                     2,604            91,954  (a)
Cisco Systems Inc.                        13,542           925,934  (a)
EG & G Inc.                                2,037            59,200
EMC Corp.                                  6,683           252,701  (a)
Hewlett Packard Co.                        8,673           549,652
Intel Corp.                               17,440         1,361,410
International Business Machines           19,723         2,048,727
Perkin Elmer Corp.                         2,281           164,945
Pitney Bowes Inc.                         16,284           817,253
Storage Technology Corp.                   1,793           136,380  (a)
Sun Microsystems Inc.                      8,149           339,966  (a)
Varian Associates Inc.                     4,645           257,217

                                                         7,108,181

TECHNOLOGY - SOFTWARE & SERVICES -- 4.6%
Automatic Data Processing Inc.            14,234           968,802
Computer Associates
   International Inc.                      4,401           254,158
Computer Sciences Corp.                      652            35,860

                                          NUMBER
                                        OF SHARES         VALUE
--------------------------------------------------------------------------------

Equifax Inc.                              39,663      $  1,447,699
First Data Corp.                          47,364         1,539,330
Microsoft Corp.                            2,804           250,958  (a)
Reuters Group PLC ADR                      9,318           601,593
Symantec Corp.                             1,957            52,717  (a)
UNOVA Inc.                                 2,445            48,900  (a)

                                                         5,200,017

TRANSPORTATION -- 2.4%
Burlington Northern Santa Fe               8,301           863,304
Canadian Pacific Ltd.                     14,669           432,736
Continental Airlines Inc.(Class B)        11,083           651,819  (a)
Delta Air Lines Inc.                         979           115,767
FDX Corp.                                    978            69,560  (a)
KLM Royal Dutch Airlines N.V.              2,445            99,328
Pittston Brinks Group                      3,178           121,161
U.S. Airways Group Inc.                      571            42,325  (a)
UAL Corp.                                  3,260           302,976  (a)

                                                         2,698,976

UTILITIES -- 7.8%
Airtouch Communications Inc.              31,655         1,549,117  (a,h)
American Electric Power Inc.               5,542           278,485
American Telephone &
   Telegraph Corp.                         9,103           597,384
Bell Atlantic Corp.                        9,121           934,902
Bellsouth Corp.                            5,053           341,393
CMS Energy Corp.                           3,748           175,922
Duke Energy Corp.                          8,556           509,617
Edison International                       1,793            52,669
El Paso Natural Gas Co.                    2,617           184,662
Florida Progress Corp.                     5,541           230,990
FPL Group Inc.                             4,214           270,750
GTE Corp.                                  8,354           500,196
Illinova Corp.                             1,630            49,206
MCI Communications Corp.                   1,304            64,548
MCN Corp.                                  3,829           143,109
New Century Energies Inc.                  3,422           172,383
Northern States Power Co.                  2,282           134,638
Pinnacle West Capital Corp.                3,259           144,822
SBC Communications Inc.                   28,918         1,261,548
Sonat Inc.                                 2,934           127,629
Sprint Corp.                               4,564           308,926
Teleport Communications
   Group Inc.                              1,304            76,610  (a)
U.S. WEST Communications
   Group                                   4,889           267,673
WorldCom Inc.                             12,532           539,659

                                                         8,916,838

TOTAL COMMON STOCK
   (Cost $97,748,368)                                  111,573,410


----------
See Notes to Schedules of Investments on page 35 and Notes to Financial Statements on page 44.

                              Schedule of Investments March 31, 1998 (unaudited)
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES                  VALUE
--------------------------------------------------------------------------------

PREFERRED STOCK -- 0.6%
--------------------------------------------------------------------------------
Microsoft Corp. (Series A), $2.20
   (Cost $638,234)                      7,171          $      663,317

TOTAL INVESTMENTS IN SECURITIES
   (Cost $98,386,602)                                     112,236,727


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.2%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund
   (Cost $2,456,407)                2,456,407               2,456,407

OTHER ASSETS AND LIABILITIES,
   NET (0.4%)                                                (400,077)
--------------------------------------------------------------------------------

NET ASSETS --  100%                                      $114,293,057
================================================================================

Other Information
--------------------------------------------------------------------------------

The U.S. Equity Fund had the following long futures contracts open at March 31, 1998:

                                Number
               Expiration        of           Underlying      Unrealized
Description       Date        Contracts       Face Value        Gain
--------------------------------------------------------------------------------

S&P 500         June 1998         4           $1,110,500       $20,283


----------
See Notes to Schedules of Investments on page 35 and Notes to Financial Statements on page 44.

Icons represent the top five industry weightings in the U.S. Equity Fund at March 31, 1998.

                                                             Mid-Cap Growth Fund
--------------------------------------------------------------------------------

Q&A

Elaine G. Harris is the Portfolio Manager of the Mid-Cap Growth Fund. Elaine is currently a Senior Vice President of GE Investments and manages equity assets exceeding $1 billion. She has more than 14 years of investment experience and has held positions with GE Investments since 1993. From 1991 to 1993, Elaine served as Senior Vice President and Portfolio Manager at SunAmerica Asset Management and, before that, as Portfolio Manager at Alliance Capital Management Company and as an analyst and a Portfolio Manager at Fidelity Investments. Elaine is a member of the New York Society of Security Analysts. She holds an MBA in Finance from the Wharton School and a BA in Math and Computer Science from Tufts University.

Q. How did the Mid-Cap Growth Fund perform compared to its industry benchmark for the period since inception, November 25, 1997, through March 31, 1998?

A. The Mid-Cap Growth Fund posted a total return of 12.77% since its inception, November 25, 1997. This compares with a 15.92% return for the Standard & Poor's Mid-Cap 400 Index for the same period.

Q.   Please elaborate on the fund's performance.

A. Retail stocks contributed favorably to our investment results. Brand name apparel makers were among the better performers within the retail group. Specifically, we enjoyed good investment results from our exposure to Jones Apparel, St. John Knits and Wolverine Worldwide. Other stocks that contributed to our investment results include United Rentals, an equipment rental company that is rapidly expanding through acquisitions; HealthCare Financial Partners, a specialty lender; Compuware, a mainframe software company; and Gilat Satellite Networks, a satellite company based in Israel that specializes in setting up telephone service in third-world countries.

     Fearing an economic backlash from the Asian financial crisis, we maintained an underweighting in technology stocks. Many of these companies depend on Asia for a significant portion of their revenues. This strategy proved effective late in the period as companies that failed to meet analysts' earnings expectations weighed heavily on stock prices in this sector.

Q.   What is your outlook for the fund?

A. Our outlook for mid-cap stocks remains positive. Since mid-cap stocks have not kept pace with their large-cap counterparts for many quarters, values can still be found. The major threat remains a flare-up in the Asian economic crisis. While the stock market shrugged off the Asian flu in recent months, uncertainty about the future course of events continues to pose a threat to the U.S. economy. Continuing economic problems in Asia may result in a flood of cheap Asian products into the U.S., which would put pressure on U.S. corporations to lower prices, thereby impacting their earnings potential. Furthermore, with the U.S. dollar already strong against most major currencies, any downturn in Asian demand would put pressure on U.S. corporations with a strong export business. Given this scenario, we intend to focus on high-quality companies with broadly diversified global exposure.

                                                             Mid-Cap Growth Fund
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                Sector Allocation
                              As of March 31, 1998
--------------------------------------------------------------------------------


[GRAPHIC OMITTED]


Consumer                           8.5%
Transportation                     4.2%
Utilities                          2.3%
Financial Services                18.6%
Capital Goods                     15.4%
Healthcare                        11.7%
Technology                        10.2%
Energy & Basic Material            9.6%
Cash & Other                       9.3%+
Retail Trade                       9.2%

+ Includes cash equitized with futures of 1.3%.


--------------------------------------------------------------------------------
                             Aggregate Total Return
                      For The Periods Ended March 31, 1998
--------------------------------------------------------------------------------

                                Three          Since
                                Month        Inception       Commencement
--------------------------------------------------------------------------------

Mid-Cap Growth Fund             11.25%        12.77%          11/25/97
--------------------------------------------------------------------------------

S&P 400 Mid-Cap Index           10.82%        15.92%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                   Top Ten Largest Holdings at March 31, 1998
--------------------------------------------------------------------------------

   Healthcare Financial Partners, Inc.                1.46%
--------------------------------------------------------------------------------
   First Commerce Corp.                               1.43%
--------------------------------------------------------------------------------
   HBO & Co.                                          1.36%
--------------------------------------------------------------------------------
   Barnes & Noble Inc.                                1.35%
--------------------------------------------------------------------------------
   SunGard Data Systems Inc.                          1.33%
--------------------------------------------------------------------------------
   Comdisco Inc.                                      1.27%
--------------------------------------------------------------------------------
   Sterling Commerce Inc.                             1.25%
--------------------------------------------------------------------------------
   Tyco International Ltd.                            1.23%
--------------------------------------------------------------------------------
   Equitable Cos. Inc.                                1.23%
--------------------------------------------------------------------------------
   Airtouch Communications Inc.                       1.23%
--------------------------------------------------------------------------------

                               Investment Profile

                      A mutual fund designed for investors
                      who seek long-term growth of capital
                   by investing primarily in equity securities
                      of companies with medium-sized market
                     capitalization that have the potential
                            for above-average growth.


                      SEE PAGE 35 FOR NOTES TO PERFORMANCE.
               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                              Schedule of Investments March 31, 1998 (unaudited)
--------------------------------------------------------------------------------

                               MID-CAP GROWTH FUND


                                               NUMBER
                                             OF SHARES         VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 90.7%
--------------------------------------------------------------------------------

BASIC MATERIALS -- 2.9%
Crompton & Knowles Corp.                       5,260       $   152,211
Minerals Technologies Inc.                     2,975           149,866
Morton International Inc.                      3,825           125,508

                                                               427,585
[GRAPHIC OMITTED] CAPITAL GOODS -- 16.4%
AlliedSignal Inc.                              3,188           133,896
AVX Corp.                                      3,931            79,111
Berg Electronics Corp.                         5,844           150,118  (a)
Case Corp.                                     1,966           133,934
Deere & Co.                                    2,444           151,375
Dover Corp.                                    4,038           153,444
Hexcel Corp.                                   4,516           124,190  (a)
Hubbell Inc. (Class B)                         2,816           141,856
Kennametal Inc.                                2,709           142,561
Martin Marietta Materials Inc.                 3,772           162,903
Masco Corp.                                    2,869           170,705
Molex Inc. (Class A)                           4,183           112,157
Textron Inc.                                   2,072           159,544
Thermo Electron Corp.                          3,400           137,275  (a)
Thomas & Betts Corp.                           2,391           153,024
Tyco International Ltd.                        3,294           179,935
U.S. Filter Corp.                              3,188           111,979  (a)

                                                             2,398,007
[GRAPHIC OMITTED] CONSUMER - CYCLICAL -- 7.4%
Cendant Corp.                                  4,338           171,893  (a)
CKS Group Inc.                                 3,400            63,963  (a)
Interpublic Group Cos. Inc.                    2,709           168,297
Jacor Communications Inc.                      2,975           175,525  (a)
Jones Apparel Group Inc.                       2,550           140,409  (a)
Sunbeam Corp.                                  3,028           133,421
United Rentals Inc.                            3,453            89,778  (a)
Wolverine World Wide Inc.                      4,994           141,080

                                                             1,084,366

CONSUMER - STABLE -- 1.1%
Sealed Air Corp.                               2,444           160,082  (a)

ENERGY -- 6.7%
Anadarko Petroleum Co.                         1,859           128,271
Apache Corp.                                   3,188           117,159
BJ Services Co.                                3,612           131,612  (a)
Burlington Resources Inc.                      2,593           124,302
Nabors Industries Inc.                         3,400            80,538  (a)

                                            NUMBER
                                          OF SHARES          VALUE
--------------------------------------------------------------------------------

Schlumberger Ltd.                            1,647      $   124,760
Tosco Corp.                                  3,985          140,471
USX-Marathon Group                           3,613          135,939

                                                            983,052
[GRAPHIC OMITTED] FINANCIAL -- 14.1%
American Express Co.                         1,647          151,215
Comdisco Inc.                                4,250          185,406
Crestar Financial Corp.                      2,816          166,496
FINOVA Group Inc.                            2,869          168,912
First American Corp.                         2,816          137,984
First Commerce Corp.                         2,444          209,573
Firstar Corp.                                3,613          142,714
GATX Corp.                                   2,072          161,616
HealthCare Financial Partners Inc.           4,516          213,946  (a)
Imperial Credit Industries Inc.              5,260          124,596  (a)
New Century Financial Corp.                  7,544           74,497  (a)
Summit Bancorp.                              3,028          151,589
Travelers Group Inc.                         2,869          172,140

                                                          2,060,684
[GRAPHIC OMITTED] HEALTHCARE -- 11.7%
Baxter International Inc.                    2,550          140,569
Cardinal Health Inc.                         1,913          168,703
Covance Inc.                                 6,322          155,284  (a)
HBO & Co.                                    3,294          198,875
Henry Schein Inc.                            3,772          156,538  (a)
McKesson Corp.                               2,656          153,384
MedPartners Inc.                             2,390           24,498  (a)
Mylan Laboratories Inc.                      4,383          100,809
Sybron International Corp.                   6,268          163,752  (a)
Tenet Healthcare Corp.                       4,728          171,685  (a)
Teva Pharmaceutical
   Industries Ltd. ADR                       2,391          102,215
United Healthcare Corp.                      2,603          168,544

                                                          1,704,856

INSURANCE -- 4.5%
American International Group Inc.            1,328          167,245  (h)
Equitable Cos. Inc.                          3,188          179,923
Hartford Financial Services
   Group Inc.                                1,541          167,199
Provident Cos. Inc.                          3,931          134,882

                                                            649,249
[GRAPHIC OMITTED] RETAIL TRADE -- 9.2%
Barnes & Noble Inc.                          5,047          196,833  (a)
Consolidated Stores Corp.                    3,134          134,566  (a)
Federated Department Stores Inc.             3,028          156,888  (a)
General Nutrition Cos. Inc.                  4,463          177,404  (a)
Pier 1 Imports Inc.                          4,250          115,281


----------
See Notes to Schedules of Investments on page 35 and Notes to Financial Statements on page 44.

                              Schedule of Investments March 31, 1998 (unaudited)
--------------------------------------------------------------------------------

                                           NUMBER
                                         OF SHARES        VALUE
--------------------------------------------------------------------------------

Polo Ralph Lauren Corp. (Class A)          2,825     $    84,927  (a)
Samsonite Corp.                            1,859          54,608  (a)
St. John Knits Inc.                        2,922         138,065
Tiffany & Co.                              2,975         144,845
Zale Corp.                                 4,835         139,611  (a)

                                                       1,343,028

TECHNOLOGY - ELECTRONICS AND EQUIPMENT -- 4.9%
Analog Devices Inc.                        3,931         130,706  (a)
Gilat Satellite Networks Ltd.              3,666         133,809  (a)
Nokia Corp. ADR                            1,488         160,611
Northern Telecom Ltd.                      2,550         164,794
Perkin Elmer Corp.                         1,806         130,596

                                                         720,516

TECHNOLOGY - SOFTWARE & SERVICES -- 5.3%
Cadence Design Systems Inc.                4,994         172,917  (a)
Compuware Corp.                            1,780          87,888  (a)
National Data Corp.                        3,453         143,515
Sterling Commerce Inc.                     3,931         182,300  (a)
SunGard Data Systems Inc.                  5,260         193,634  (a)

                                                         780,254

TRANSPORTATION -- 4.2%
Canadian Pacific Ltd.                      4,516         133,222
CNF Transportation Inc.                    3,188         114,569
Laidlaw Inc.                               8,447         134,096
U.S. Xpress Enterprises Inc.(Class A)      5,313         110,245  (a)
Wisconsin Central
   Transportation Corp.                    4,038         113,695  (a)

                                                         605,827

UTILITIES -- 2.3%
Airtouch Communications Inc.               3,666         179,405  (a,h)
WorldCom Inc.                              3,666         157,867

                                                         337,272

TOTAL INVESTMENTS IN SECURITIES
   (Cost $11,516,845)                                 13,254,778

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 9.2%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund
   (Cost $1,347,319)                   1,347,319       1,347,319

OTHER ASSETS AND LIABILITIES,
   NET 0.1%                                               10,358
--------------------------------------------------------------------------------

NET ASSETS -- 100%                                   $14,612,455
================================================================================

Other Information
--------------------------------------------------------------------------------

The Mid-Cap Growth Fund had the following long futures contracts open at March 31, 1998:

                                     Number
                   Expiration         of            Underlying    Unrealized
Description           Date          Contracts       Face Value       Loss
--------------------------------------------------------------------------------

S&P Mid-Cap 400     June 1998           1           $186,725         $625


----------
See Notes to Schedules of Investments on page 35 and Notes to Financial Statements on page 44.


Icons represent the top five industry weightings in the Mid-Cap Growth Fund at March 31, 1998.

                                                              S&P 500 Index Fund
--------------------------------------------------------------------------------

Q&A

James B. May leads a team of portfolio managers at State Street Global Advisors, the sub-adviser, for the S&P 500 Index Fund. Since 1994, James has been an investment officer and portfolio manager in the U.S. Structured Products Group at State Street Bank and Trust Company with total assets under management exceeding $470 billion. From 1991 to 1993, James served as an Investment Support Analyst in the U.S. Passive Services Group at State Street. James holds a B.S. in finance from Bentley College and an M.B.A. from Boston College.

Q. How did the S&P 500 Index Fund perform compared to its benchmark for the period since inception, November 25, 1997, through March 31, 1998?

A. The S&P 500 Index Fund posted a return of 16.44% for the period since inception, November 25, 1997. This compares with a 16.49% return for the Standard & Poor's 500 Index over the same period.

Q.   What factors contributed to the fund's performance?

A. A good environment for stocks was the main reason for the fund's performance. The economy remained strong, inflation continued to be benign and corporate earnings, while slightly lower-than-expected, were still generally good.

Q.   What is your strategy for selecting stocks for the fund?

A. Our investment technique played a significant role in the fund's performance. Due to the current fund size, we employed an optimization approach rather than full replication. The optimization approach enables the fund to gain representation in approximately 300 of the 500 stocks that comprise the index, or roughly 90% of the S&P 500's total capitalization. Optimization is a common strategy employed by index funds in the early stages of building assets because it minimizes trading and custody costs while providing tight tracking to the index.

Q.   What were some of the better performing industries and stocks?

A. Technology was the best industry performer, despite some lower-than-expected earnings reports by key companies in the sector. The top performer in this group and for the entire period was Apple Computer, which advanced on better-than-expected earnings and news that founder Steven Jobs would remain the company's acting chief executive officer. Other top performers that enjoyed strong gains on improving earnings included Advanced Micro Devices and Dell Computer. The healthy economy also propped up the prices of steel companies, such as Inland Steel and Bethlehem Steel.

Q.   What is your outlook for the fund?

A. While the Asian crisis did not have a significant impact on the financial markets, it still remains a threat to the U.S. economy. If that threat should materialize, it could result in slower economic growth and perhaps lower-than-expected earnings growth, which may lead to a temporary pullback in stock prices. With continued uncertainty in the marketplace, volatily is likely to persist. Due to the passive nature of the fund's strategy, it will remain properly positioned to track the return of S&P 500 Index.

                                                              S&P 500 Index Fund
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                Sector Allocation
                              As of March 31, 1998
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

Capital Goods                      9.5%
Retail Trade                       5.1%
Cash & Other                       3.3%
Transportation                     1.2%
Consumer                          19.3%
Financial Services                16.1%
Technology                        12.8%
Energy & Basic Materials          11.6%
Healthcare                        11.1%
Utilities                         10.0%

--------------------------------------------------------------------------------
                             Aggregate Total Return
                      For The Periods Ended March 31, 1998
--------------------------------------------------------------------------------

                                Three        Since
                                Month      Inception     Commencement
--------------------------------------------------------------------------------

S&P 500 Index Fund              14.02%       16.44%        11/25/97
--------------------------------------------------------------------------------

S&P 500 Index                   13.96%       16.49%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                   Top Ten Largest Holdings at March 31, 1998
--------------------------------------------------------------------------------

   General Electric Co.                               3.08%
--------------------------------------------------------------------------------
   Microsoft Corp.                                    2.40%
--------------------------------------------------------------------------------
   Coca Cola Co.                                      2.12%
--------------------------------------------------------------------------------
   Exxon Corp.                                        1.88%
--------------------------------------------------------------------------------
   Merck & Co. Inc.                                   1.72%
--------------------------------------------------------------------------------
   Pfizer Inc.                                        1.44%
--------------------------------------------------------------------------------
   Intel Corp.                                        1.44%
--------------------------------------------------------------------------------
   Royal Dutch Petroleum Co. ADR                      1.36%
--------------------------------------------------------------------------------
   Wal-Mart Stores Inc.                               1.29%
--------------------------------------------------------------------------------
   Procter & Gamble Co.                               1.26%
--------------------------------------------------------------------------------


                               Investment Profile

                      A mutual fund designed for investors
                         who seek growth of capital and
                           accumulation of income that
                          corresponds to the investment
                      return of the Standard's & Poor's 500
                       Composite Price Index by investing
                     in common stocks comprising that Index.

                      SEE PAGE 35 FOR NOTES TO PERFORMANCE.
               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                              Schedule of Investments March 31, 1998 (unaudited)
--------------------------------------------------------------------------------

                                                              S&P 500 INDEX FUND


                                           NUMBER
                                         OF SHARES         VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 96.7%
--------------------------------------------------------------------------------

BASIC MATERIALS -- 4.0%
Air Products & Chemicals Inc.                400       $    33,150
Aluminum Co. of America                      700            48,169
Barrick Gold Corp.                         1,500            32,437
Champion International Corp.                 400            21,725
Dow Chemical Co.                             600            58,350
Du Pont de Nemours (E.I.) & Co.            2,600           176,800
Eastman Chemical Co.                         400            26,975
Fort James Corp.                             700            32,069
Freeport McMoran Copper &
   Gold Inc. (Class B)                     1,500            29,906
Georgia Pacific Corp.                        300            19,425
Hercules Inc.                                400            19,750
International Paper Co.                      800            37,450
Monsanto Co.                               1,400            72,800
Phelps Dodge Corp.                           400            25,825
PPG Industries Inc.                          600            40,762
Praxair Inc.                                 500            25,719
Rohm Co.                                     200            20,663
Union Camp Corp.                             400            23,900
Union Carbide Corp.                          500            25,063
Weyerhaeuser Co.                             600            33,900

                                                           804,838
[GRAPHIC OMITTED] CAPITAL GOODS -- 9.5%
AlliedSignal Inc.                          1,400            58,800
AMP Inc.                                     700            30,669
Boeing Co.                                 2,300           119,887
Browning-Ferris Industries Inc.              700            22,838
Case Corp.                                   300            20,438
Caterpillar Inc.                             900            49,556
CBS Corp.                                  1,800            61,087
Cooper Industries Inc.                       500            29,719
Corning Inc.                                 600            26,550
Deere & Co.                                  700            43,356
Dover Corp.                                  800            30,400
Eaton Corp.                                  300            28,556
Emerson Electric Co.                       1,100            71,706
General Electric Co.                       7,200           620,550
Grainger (W.W.) Inc.                         200            20,563
Honeywell Inc.                               400            33,075
Illinois Tool Works Inc.                     700            45,325
Ingersoll Rand Co.                           600            28,762
Lockheed Martin Corp.                        500            56,250
Masco Corp.                                  600            35,700

                                            NUMBER
                                          OF SHARES        VALUE
--------------------------------------------------------------------------------

Minnesota Mining &
   Manufacturing Co.                         900       $    82,069
Northrop Grumman Corp.                       200            21,488
Parker Hannifin Corp.                        500            25,625
Raytheon Co. (Class A)                       108             6,143
Raytheon Co. (Class B)                       700            40,862
Rockwell International Corp.                 600            34,425
Sherwin-Williams Co.                         700            24,850
Tenneco Inc.                                 600            25,613
Textron Inc.                                 500            38,500
Thermo Electron Corp.                        500            20,188  (a)
Tyco International Ltd.                    1,300            71,012
United Technologies Corp.                    600            55,387
Waste Management Inc.                      1,200            36,975

                                                         1,916,924

CONSUMER - CYCLICAL -- 8.7%
Cendant Corp.                              2,061            81,667  (a)
Chrysler Corp.                             1,700            70,656
Clear Channel Communications Inc.            300            29,400  (a)
Cognizant Corp.                              500            28,687
Comcast Corp. (Class A)                    1,000            35,312
Dana Corp.                                   400            23,275
Donnelley (R.R.) & Sons Co.                  600            24,638
Dow Jones & Co. Inc.                         400            21,175
Dun & Bradstreet Corp.                       900            30,769
Eastman Kodak Co.                            800            51,900
Ford Motor Co.                             2,700           174,994
Gannett Inc.                                 700            50,312
General Motors Corp.                       1,700           114,644
Genuine Parts Co.                            900            34,312
Goodyear Tire & Rubber Co.                   500            37,875
Hilton Hotels Corp.                          800            25,500
Marriott International Inc.                  400            14,875  (a)
Marriott International Inc. (Class A)        400            14,325  (a)
Mattel Inc.                                  800            31,700
McDonald's Corp.                           1,600            96,000
McGraw Hill Cos. Inc.                        300            22,819
New York Times Co.                           300            21,000
Newell Co.                                   500            24,219
Nike Inc.                                    800            35,400
Service Corp. International                  800            33,950
Sodexho Marriott Services Inc.               100             2,656
Tele-Communications Inc. (Series A)        1,300            40,422
Time Warner Inc.                           1,300            93,600
Times Mirror Co.                             400            25,350
Tribune Co.                                  400            28,200
Tricon Global Restaurants Inc.               600            18,038  (a)
TRW Inc.                                     500            27,563
U.S. WEST Media Group                      1,700            59,075  (a)
VF Corp.                                     600            31,537
Viacom Inc. (Class B)                      1,000            53,750  (a)


----------
See Notes to Schedules of Investments on page 35 and Notes to Financial Statements on page 44.

                              Schedule of Investments March 31, 1998 (unaudited)
--------------------------------------------------------------------------------


                                              NUMBER
                                            OF SHARES          VALUE
--------------------------------------------------------------------------------

Walt Disney Co.                                1,500       $   160,125
Xerox Corp.                                      800            85,150

                                                             1,754,870
[GRAPHIC OMITTED] CONSUMER - STABLE -- 10.6%
Anheuser Busch Cos. Inc.                       1,100            50,944
Archer-Daniels Midland Co.                     1,400            30,713
Avon Products Inc.                               400            31,200
Bestfoods                                        300            35,063
Campbell Soup Co.                              1,100            62,425
Clorox Co.                                       300            25,706
Coca Cola Co.                                  5,500           425,906
Colgate-Palmolive Co..                           700            60,637
Conagra Inc.                                   1,100            35,338
Crown Cork & Seal Inc.                           400            21,400
Fortune Brands Inc.                              700            27,913
General Mills Inc.                               400            30,400
Gillette Co.                                   1,300           154,294
Heinz (H.J.) Co.                                 800            46,700
Hershey Foods Corp.                              400            28,650
Kellogg Co.                                    1,000            43,125
Kimberly Clark Corp.                           1,300            65,162
Pepsico Inc.                                   3,400           145,137
Philip Morris Cos. Inc.                        5,300           220,944
Procter & Gamble Co.                           3,000           253,125
Quaker Oats Co.                                  500            28,625
Ralston Purina Co.                               300            31,800
Sara Lee Corp.                                 1,100            67,787
Seagram Ltd.                                   1,000            38,187
Sysco Corp.                                    1,200            30,750
Unilever N.V.                                  1,400            96,075
UST Inc.                                         800            25,800
Vlasic Foods International Inc.                  110             2,812  (a)
Wrigley (W.M.) Junior Co.                        300            24,525

                                                             2,141,143

ENERGY -- 7.6%
Amerada Hess Corp.                               400            23,325
Amoco Corp.                                    1,100            95,012
Atlantic Richfield Co.                           800            62,900
Baker Hughes Inc.                                500            20,125
Burlington Resources Inc.                        600            28,763
Chevron Corp.                                  1,500           120,469
Dresser Industries Inc.                          600            28,837
Exxon Corp.                                    5,600           378,700
Halliburton Co.                                  600            30,112
Mobil Corp.                                    1,800           137,925
Occidental Petroleum Corp.                     1,100            32,244
Phillips Petroleum Co.                           700            34,956
Royal Dutch Petroleum Co. ADR                  4,800           272,700
Schlumberger Ltd.                              1,100            83,325

                                            NUMBER
                                          OF SHARES         VALUE
--------------------------------------------------------------------------------

Texaco Inc.                                  1,400     $     84,350
Union Pacific Resources Group Inc.             900           21,488
Unocal Corp.                                   900           34,819
USX-Marathon Group                             800           30,100

                                                          1,520,150
[GRAPHIC OMITTED] FINANCIAL -- 12.5%
Ahmanson (H.F.) & Co.                          400           31,000
American Express Co.                         1,100          100,994
American General Corp.                         600           38,813
Banc One Corp.                               1,430           90,447
Bank of New York Inc.                          900           56,531
BankAmerica Corp.                            1,500          123,937
BankBoston Corp.                               400           44,100
Bankers Trust New York Corp.                   300           36,094
Charles Schwab Corp.                           700           26,600
Chase Manhattan Corp.                          900          121,387
Citicorp                                     1,000          142,000
Comerica Inc.                                  300           31,744
CoreStates Financial Corp.                     500           44,875
Countrywide Credit Industries                  600           31,913
Federal Home Loan Mortgage Corp.             1,700           80,644
Federal National Mortgage Assoc.             2,400          151,800
Fifth Third Bancorp                            400           34,200
First Chicago NBD Corp.                        700           61,687
First Union Corp.                            1,200           68,100
Fleet Financial Group Inc.                     600           51,038
Household International Inc.                   300           41,325
KeyCorp                                      1,000           37,813
Mellon Bank Corp.                              600           38,100
Merrill Lynch & Co. Inc.                       800           66,400
MGIC Investment Corp.                          400           26,275
Morgan (J.P.) & Co. Inc.                       400           53,725
Morgan Stanley, Dean Witter                  1,300           94,737
National City Corp.                            500           36,656
NationsBank Corp.                            2,193          159,952
Norwest Corp.                                1,700           70,656
PNC Bank Corp.                                 700           41,956
Republic of New York Corp.                     200           26,675
State Street Corp.                             400           27,225
Suntrust Banks Inc.                            500           37,688
Transamerica Corp.                             200           23,300
Travelers Group Inc.                         2,708          162,480
United States Bancorp.                         500           62,375
Wachovia Corp.                                 400           33,925
Washington Mutual Inc.                         500           35,859
Wells Fargo & Co.                              200           66,250

                                                          2,511,276
[GRAPHIC OMITTED] HEALTHCARE -- 11.1%
Abbott Laboratories                          1,700          128,031
American Home Products Corp.                 1,400          133,525


----------
See Notes to Schedules of Investments on page 35 and Notes to Financial Statements on page 44.

                                                              S&P 500 Index Fund
--------------------------------------------------------------------------------


                                            NUMBER
                                          OF SHARES        VALUE
--------------------------------------------------------------------------------

Amgen Inc.                                   700      $     42,613
Baxter International Inc.                    700            38,588
Becton Dickinson & Co.                       500            34,031
Boston Scientific Corp.                      500            33,750  (a)
Bristol-Myers Squibb Co.                   2,200           229,487
Cardinal Health Inc.                         300            26,456
Columbia/HCA Healthcare Corp.              1,600            51,600
Eli Lilly & Co.                            2,500           149,062
Guidant Corp.                                500            36,688
HBO & Co.                                    600            36,225
Healthsouth Corp.                          1,100            30,869  (a)
Johnson & Johnson                          2,900           212,606
Medtronic Inc.                             1,200            62,250
Merck & Co. Inc.                           2,700           346,612
Pfizer Inc.                                2,900           289,094
Pharmacia & Upjohn Inc.                    1,300            56,875
Schering Plough Corp.                      1,700           138,869
Tenet Healthcare Corp.                       900            32,681  (a)
United Healthcare Corp.                      500            32,375
Warner-Lambert Co.                           600           102,188

                                                         2,244,475

INSURANCE -- 3.6%
Aetna Inc.                                   400            33,375
Allstate Corp.                             1,000            91,937
American International Group Inc.          1,500           188,906
Aon Corp.                                    400            25,900
Chubb Corp.                                  400            31,350
CIGNA Corp.                                  200            41,000
Conseco Inc.                                 500            28,312
General Reinsurance Corp.                    200            44,125
Hartford Financial Services
   Group Inc.                                400            43,400
Lincoln National Corp.                       300            25,463
Loews Corp.                                  300            31,275
Marsh & McLennan Cos. Inc.                   400            34,925
Progressive Corp.                            200            26,938
St. Paul Cos. Inc.                           300            26,738
SunAmerica Inc.                              600            28,725
UNUM Corp.                                   400            22,075

                                                           724,444

RETAIL TRADE -- 5.1%
Albertsons Inc.                              800            42,100
Costco Cos. Inc.                             600            32,025  (a)
CVS Corp.                                    500            37,750
Dayton Hudson Corp.                          600            52,800
Federated Department Stores Inc.             600            31,088  (a)
Gap Inc.                                   1,050            47,250
Home Depot Inc.                            1,700           114,644
J.C. Penney Company Inc.                     600            45,412

                                            NUMBER
                                          OF SHARES           VALUE
--------------------------------------------------------------------------------

K Mart Corp.                                1,600      $      26,700  (a)
Kroger Co.                                    700             32,331  (a)
Limited Inc.                                  900             25,819
Lowes Cos. Inc.                               500             35,094
May Department Stores Co.                     600             38,100
Rite Aid Corp.                                800             27,400
Sears Roebuck & Co.                         1,000             57,437
TJX Cos. Inc.                                 500             22,625
Toys 'R Us Inc.                               800             24,050  (a)
Wal-Mart Stores Inc.                        5,100            259,144
Walgreen Co.                                1,300             45,744
Winn Dixie Stores Inc.                        600             27,825

                                                           1,025,338

TECHNOLOGY - ELECTRONICS AND EQUIPMENT -- 8.9%

3Com Corp.                                    900             32,344  (a)
Applied Materials Inc.                      1,000             35,312  (a)
Bay Networks Inc.                             700             18,988  (a)
Cisco Systems Inc.                          2,400            164,100  (a)
Compaq Computer Corp.                       3,600             93,150
Dell Computer Corp.                         1,600            108,400  (a)
Digital Equipment Corp.                       500             26,156  (a)
EMC Corp.                                   1,300             49,156  (a)
Hewlett Packard Co.                         2,400            152,100
Intel Corp.                                 3,700            288,831
International Business Machines             2,300            238,912
Lucent Technologies Inc.                    1,600            204,600
Motorola Inc.                               1,400             84,875
National Semiconductor Corp.                  500             10,469  (a)
Northern Telecom Ltd.                       1,400             90,475
Pitney Bowes Inc.                             800             40,150
Seagate Technology                            800             20,200  (a)
Sun Microsystems Inc.                       1,000             41,719  (a)
Tellabs Inc.                                  500             33,563  (a)
Texas Instruments Inc.                      1,000             54,125

                                                           1,787,625

TECHNOLOGY - SOFTWARE & SERVICES -- 3.9%
Automatic Data Processing Inc.                800             54,450
Computer Associates
   International Inc.                       1,350             77,962
Computer Sciences Corp.                       600             33,000
First Data Corp.                            1,200             39,000
Microsoft Corp.                             5,400            483,300  (a)
Oracle Systems Corp.                        2,300             72,594  (a)
Parametric Technology Corp.                   800             26,650  (a)

                                                             786,956

TRANSPORTATION -- 1.2%
AMR Corp.                                     300             42,956  (a)
Burlington Northern Santa Fe                  400             41,600
CSX Corp.                                     600             35,700


----------
See Notes to Schedules of Investments on page 35 and Notes to Financial Statements on page 44.

                              Schedule of Investments March 31, 1998 (unaudited)
--------------------------------------------------------------------------------

                                           NUMBER
                                         OF SHARES        VALUE
--------------------------------------------------------------------------------

Delta Air Lines Inc.                         400      $     47,300
Norfolk Southern Corp.                     1,000            37,375
Union Pacific Corp. N.V.                     600            33,713

                                                           238,644
[GRAPHIC OMITTED] UTILITIES -- 10.0%
Airtouch Communications Inc.               1,400            68,513  (a)
Alltel Corp.                                 700            30,581
American Electric Power Inc.                 500            25,125
American Telephone &
   Telegraph Corp.                         3,600           236,250
Ameritech Corp.                            2,600           128,537
Bell Atlantic Corp.                        1,700           174,250
Bellsouth Corp.                            2,200           148,637
Central & South West Corp.                 1,000            26,750
Coastal Corp.                                400            26,050
Consolidated Edison Inc.                     700            32,725
Consolidated Natural Gas Co.                 400            23,075
Duke Energy Corp.                            800            47,650
Edison International                       1,000            29,375
Enron Corp.                                  700            32,463
Entergy Corp.                              1,000            29,750
FPL Group Inc.                               400            25,700
Frontier Corp.                               800            26,050
GPU Inc.                                     700            30,975
GTE Corp.                                  2,100           125,737
Houston Industries Inc.                    1,100            31,625
MCI Communications Corp.                   1,700            84,150
Nextel Communications Inc.                   500            16,791  (a)
Peco Energy Co.                            1,100            24,338
PG&E Corp.                                 1,100            36,300
SBC Communications Inc.                    4,000           174,500
Southern Co.                               1,500            41,531
Sprint Corp.                               1,100            74,456
Texas Utilities Co.                          700            27,519
U.S. WEST Communications Group             1,200            65,700
Unicom Corp.                               1,000            35,000
Williams Cos. Inc.                         1,000            32,000
WorldCom Inc.                              2,200            94,738

                                                         2,006,841

TOTAL COMMON STOCK
   (Cost $16,786,416)                                   19,463,524

                                          NUMBER
                                        OF SHARES           VALUE
--------------------------------------------------------------------------------

PREFERRED STOCK -- 0.3%
--------------------------------------------------------------------------------
MBNA Corp.
   (Cost $34,446)                          1,300        $   46,556

TOTAL INVESTMENTS IN SECURITIES
   (Cost $16,820,862)                                   19,510,080

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.0%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund           249,380           249,380
Money Market Obligations Trust           327,470           327,470


                                          PRINCIPAL
                                           AMOUNT          VALUE
--------------------------------------------------------------------------------
U.S. GOVERNMENT
U.S. Treasury Bill
5.01%    06/18/98                        $ 30,000           29,674(d),(h)
TOTAL SHORT-TERM INVESTMENTS
   (Cost $606,524)                                         606,524

OTHER ASSETS AND LIABILITIES,
   NET 0.0%                                                  8,419
--------------------------------------------------------------------------------

NET ASSETS -- 100%                                     $20,125,023
--------------------------------------------------------------------------------

Other Information
--------------------------------------------------------------------------------

The S&P 500 Index Fund had the following long futures contracts open at March 31, 1998:

                                     Number
                 Expiration            of         Underlying     Unrealized
Description         Date            Contracts     Face Value       Gain
--------------------------------------------------------------------------------

S&P 500           June 1998             2           $555,250        $8,875


----------
See Notes to Schedules of Investments on page 35 and Notes to Financial Statements on page 44.


Icons represent the top five industry weightings in the S&P 500 Index Fund at March 31, 1998.

                                                                    Income Funds
--------------------------------------------------------------------------------

Q&A

Bob MacDougall leads the fixed income team at GE Investments. Assets under management exceed $23 billion. His responsibilities include managing the Income and Money Market Funds. Bob joined GE Investments in 1986 as a Mutual Fund Portfolio Manager and was appointed to head the Taxable Fixed Income team in 1992, and the Tax-exempt Fixed Income team in 1997. Previously he was with GE's Corporate Treasury Operation managing the Company's $2 billion portfolio of marketable securities and supporting the Treasurer in the areas of debt management and capital structure planning. Prior to that, Bob held various financial management positions since joining GE in 1973. He holds Bachelor's and Master's degrees in Business Administration from the University of Massachusetts.

Q. Describe what happened in the fixed income markets over the four month period ended March 31, 1998.

A. Volatility in Asian markets dominated the financial news during the fourth quarter of 1997. As investors assessed the impact of the Asian crisis on the U.S. economy and inflation, they were attracted to U.S. Treasury bonds for their good value and their high quality. This rallied the market, bringing the 30-year Treasury yield to a low of 5.7% in early January. Since that time, however, the market has traded in a narrow range. The anticipated slowdown in the U.S. economy has yet to materialize. While inflation remains benign, tight labor markets continue to concern both the bond market and the Federal Reserve.

INCOME FUND

Q. How did the Income Fund's performance compare with its market benchmark for the period since inception, November 21, 1997, through March 31, 1998?

A. The Income Fund returned 2.91% for the period since inception, November 21, 1997 while the Lehman Brothers Aggregate Bond Index returned 2.57% over the same period.

Q.   What were the drivers of the fund's performance?

A. Returns across the various sectors of the high grade bond market were consistent during this period. Our outperformance was attributable primarily to favorable security selection, particularly in lower rated corporate bonds.

MONEY MARKET FUND

Q. How did the Money Market Fund perform relative to its benchmark since its inception, December 2, 1997, through March 31, 1998?

A. The Money Market Fund had a total return of 1.79% compared with 1.71% for 90-day Treasury Bill for the same period.


OVERALL

Q.   What is your outlook for the bond market?

A. The growth of U.S. economy has been surprisingly strong. As a result the unemployment rate has fallen to levels not seen since the 1970's. While this has obvious implications for labor costs, we believe that global competition and productivity improvements will limit price increases and keep inflation under control. If so, bonds at recent yield levels have good value.

                                                                     Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Asset Allocation
                              As of March 31, 1998
--------------------------------------------------------------------------------



[GRAPHIC OMITTED]


Cash and Other                              9.3%
U.S. Government Agencies                    40.5%
Mortgage Backed                             29.5%
Corporate Notes                             20.7%



--------------------------------------------------------------------------------
                             Aggregate Total Return
                      For The Periods Ended March 31, 1998
--------------------------------------------------------------------------------

                                 Three       Since
                                 Month     Inception   Commencement
--------------------------------------------------------------------------------

Income Fund                      1.77%       2.91%       11/21/97
--------------------------------------------------------------------------------

LB Aggregate                     1.54%       2.57%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                        Quality Ratings at March 31, 1998
--------------------------------------------------------------------------------

           Moody's/                     Percentage of
          S&P Rating+                    Net Assets
--------------------------------------------------------------------------------
      Aaa/AAA and better                   80.0%
--------------------------------------------------------------------------------
         Aa/AA to A/A                       7.3%
--------------------------------------------------------------------------------
           Below A/A                       12.7%
--------------------------------------------------------------------------------

+ Moody's Investors Services, Inc. and Standard & Poor's are nationally recognized statistical rating organizations.


                               Investment Profile

                      A mutual fund designed for investors
                     who seek maximum income consistent with
                      prudent investment management and the
                     preservation of capital by investing in
                            fixed income securities.

                      SEE PAGE 35 FOR NOTES TO PERFORMANCE.
               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

----------
See Notes to Schedules of Investments on page 35 and Notes to Financial Statements on page 44.

                              Schedule of Investments March 31, 1998 (unaudited)
--------------------------------------------------------------------------------

                                   INCOME FUND

                                      PRINCIPAL
                                        AMOUNT            VALUE
--------------------------------------------------------------------------------

BONDS AND NOTES -- 90.8%
--------------------------------------------------------------------------------

FEDERAL AGENCIES -- 4.3%
Federal Home Loan Mortgage Corp.
6.22%       03/18/08                 $  210,000      $   209,049
Federal National Mortgage Assoc.
5.60%       03/27/00                  1,100,000        1,096,733
5.38%       01/16/01                    185,000          183,033
6.27%       02/05/08                    275,000          272,680
                                                       1,552,446
Small Business Administration
6.55%       12/01/17                    485,000          490,001
6.125%      01/10/18                    340,000          335,325
                                                         825,326

TOTAL FEDERAL AGENCIES
   (Cost $2,593,323)                                   2,586,821

U.S. TREASURIES -- 36.2%
U.S. Treasury Bonds
11.875%     11/15/03                     77,000           99,426
12.50%      08/15/14                    920,000        1,416,368
10.625%     08/15/15                  1,430,000        2,144,557
6.125%      11/15/27                  3,221,000        3,303,039  (h)
                                                       6,963,390
U.S. Treasury Notes
5.625%      10/31/99                  5,780,000        5,780,925  (h)
5.375%      01/31/00                  3,427,000        3,414,149
5.75%       11/15/00                    840,000          842,360
6.625%      07/31/01                    400,000          411,564
6.625%      03/31/02                    361,000          373,014
5.75%       11/30/02                  1,125,000        1,128,341
5.375%      02/28/03                    894,000          888,690
5.50%       03/31/03                  1,164,000        1,157,633
6.625%      05/15/07                    194,000          205,943
5.50%       02/15/08                     19,000           18,768
                                                      14,221,387
U.S. Treasury STRIP
6.02%       02/15/12                  1,020,000          447,596  (d)

TOTAL U.S. TREASURIES
   (Cost $21,660,126)                                 21,632,373

ASSET BACKED -- 0.1%
California Infrastructure
6.42%       12/26/09
   (Cost $43,974)                        44,000           44,777

                                         PRINCIPAL
                                          AMOUNT            VALUE
--------------------------------------------------------------------------------

CORPORATE NOTES -- 20.7%
Abbey National PLC
7.35%       10/29/49                   $  200,000        $   209,742
AFC Capital Trust
8.207%      02/03/27                      295,000            329,308
Ameritech Capital Funding Corp.
6.55%       01/15/28                      250,000            245,457
Applied Materials Inc.
7.125%      10/15/17                      100,000            100,875
Arizona Public Service Co.
6.25%       01/15/05                       80,000             78,174
Arvin Industries Inc.
6.75%       03/15/08                       65,000             64,203
Associated Estates Reality Corp.
6.18%       09/27/99                      332,000            333,301
Atlantic City Electric Co.
6.19%       01/17/06                      205,000            203,093
Bank of Scotland
7.00%       11/29/49                      130,000            131,138  (b)
Bell Telephone Co. - Pennsylvania
8.35%       12/15/30                      368,000            456,740
Boston University
7.625%      07/15/97                       40,000             44,900
Brascan Ltd.
7.375%      10/01/02                       80,000             82,757
BT Preferred Capital Trust
7.875%      02/25/27                      300,000            306,303
Conseco Inc.
8.70%       11/15/26                      274,000            304,702
Continental Cablevision Inc.
8.30%       05/15/06                      344,000            377,901
Corporacion Andina De Fomento
6.75%       03/15/05                      130,000            129,201
Digital Equipment Corp.
7.125%      10/15/02                       40,000             41,026
Dow Chemical Co.
8.55%       10/15/09                       80,000             92,328
Farmers Insurance Exchange
8.625%      05/01/24                      150,000            172,440  (b)
Goldman Sachs Group L.P.
6.20%       12/15/00                      130,000            130,000  (b)
Hydro-Quebec
8.05%       07/07/24                      302,000            350,694
Landeskreditbank Baden
7.875%      04/15/04                      292,000            317,553
LCI International Inc.
7.25%       06/15/07                       90,000             90,189
Lehman Brothers Holdings Inc.
6.90%       03/30/01                      332,000            337,601
Loewen Group International Inc.
7.50%       04/15/01                      473,000            482,484


----------
See Notes to Schedules of Investments on page 35 and Notes to Financial Statements on page 44.

                              Schedule of Investments March 31, 1998 (unaudited)
--------------------------------------------------------------------------------


                                               PRINCIPAL
                                                AMOUNT            VALUE
--------------------------------------------------------------------------------

Loewen Pass Through Asset Trust
6.70%       10/01/99                        $  411,000       $    409,619  (b)
Nabisco Inc.
6.125%      02/01/33                            95,000             93,292
National Westminster Bank PLC
7.75%       04/29/49                           271,000            290,488
New York State Dormitory Authority Revenue
6.32%       04/01/99                           331,000            331,973
News America Holdings Inc.
8.15%       10/17/36                           368,000            401,856
Norfolk Southern Corp.
7.90%       05/15/97                           439,000            495,912
NWCG Holding Corp.
6.66%       06/15/99                           379,000            351,856  (d)
Philip Morris Cos. Inc.
7.25%       09/15/01                            80,000             82,254
RJR Nabisco Inc.
7.625%      09/15/03                           225,000            227,122
Stop & Shop Companies Inc.
9.75%       02/01/02                            50,000             56,125
Sun Life Canada Capital Trust
8.526%      05/29/49                           301,000            329,475  (b)
Suntrust Banks Inc.
6.00%       01/15/28                            80,000             77,960
Talisman Energy Inc.
7.25%       10/15/27                            75,000             75,632
Taubman Realty Group L.P.
8.00%       06/15/99                           399,000            406,673
TCI Communications Inc.
8.00%       08/01/05                           180,000            193,500
Time Warner Entertainment Co. L.P.
10.15%      05/01/12                           263,000            338,728
Time Warner Inc.
4.90%       07/29/99                           600,000            588,546  (b)
Toledo Edison Co.
7.38%       03/31/00                           411,000            415,451
US West Capital Funding Inc.
7.90%       02/01/27                            60,000             67,196
USX Marathon Group
9.80%       07/01/01                            80,000             88,020
8.125%      07/15/23                            80,000             87,731
Viacom Inc.
7.75%       06/01/05                           557,000            584,154
Westdeutsche Landesbank
6.75%       06/15/05                           150,000            154,137
Williams Cos. Inc.
6.125%      02/15/02                           155,000            153,805
Yale University Notes
7.375%      04/15/96                           461,000            518,104

                                             PRINCIPAL
                                              AMOUNT            VALUE
--------------------------------------------------------------------------------

Zurich Capital Trust
8.376%      06/01/37                         100,000           108,445  (b)

TOTAL CORPORATE NOTES
   (Cost $12,338,466)                                      $12,340,164

MORTGAGE BACKED -- 29.5%
Agency Mortgage Backed
Federal National Mortgage Assoc.
9.00%       05/01/25                      $  395,462           419,313
7.00%       10/01/27 - 12/01/27            2,292,259         2,321,629
6.103%      03/01/33                         209,953           211,265  (e)
6.00%       TBA                              550,000           541,063  (c)
7.00%       TBA                            5,235,000         5,287,350  (c)
                                                             8,780,620
Government National Mortgage Assoc.
8.50%       10/15/17                         457,674           489,848
9.00%       12/15/17                         366,536           396,998
6.50%       03/15/24                         559,282           555,434
                                                             1,442,280

TOTAL Agency Mortgage Backed                                10,222,900

Agency Collateralized Mortgage Obligations
Federal Home Loan Mortgage Corp.
6.247%      03/25/21                         223,000           221,745
7.50%       04/15/21                         301,899           308,215
4.93%       04/01/27                         813,880           601,000  (d,f)
                                                             1,130,960
Federal National Mortgage Assoc. REMIC
6.909%      06/25/16                       2,008,000         2,062,592
Federal National Mortgage Association STRIP
6.00%       08/25/23                         318,871            96,159  (g)
6.32%       12/15/24                         318,871           213,245  (d,f)
                                                               309,404

TOTAL Agency Collateralized Mortgage
   Obligations                                               3,502,956

Non-Agency Mortgage Backed
BHN Mortgage Trust
7.916%      02/15/12                         206,639            204,702  (b)
GS Mortgage Securities Corp.
6.46%       07/13/30                         250,000            255,742  (d)
Merrill Lynch Mortgage Investors Inc.
6.36%       11/15/26                         114,000            114,214
Morgan Stanley Capital Inc.
6.52%       01/15/08                         130,000            131,482  (b)
6.86%       07/15/29                         295,798            302,938  (b)
Salomon Brothers Mortgage Securities Inc.
7.00%       10/01/27                         759,904            762,936
Sawgrass Finance REMIC Trust
6.45%       01/20/06                         334,000            337,236
Vornado Finance Corp.
6.36%       12/01/00                         640,000            642,400  (b)

TOTAL Non-Agency Mortgage Backed                              2,751,650



----------
See Notes to Schedules of Investments on page 35 and Notes to Financial Statements on page 44.

                                                                     Income Fund
--------------------------------------------------------------------------------

                                           PRINCIPAL
                                            AMOUNT         VALUE
--------------------------------------------------------------------------------

Non-Agency Collateralized Mortgage Obligations
Blackrock Capital Finance
7.22%       11/25/28                      $  350,000    $  355,469
7.25%       11/25/28                         212,022       205,860
5.476%      11/25/38                         141,212       142,316
Residential Assets Securitization Trust
7.75%       04/25/27                         390,000       399,384

TOTAL Non-Agency Collateralized
   Mortgage Obligations                                  1,103,029

TOTAL MORTGAGE BACKED
   (Cost $17,529,500)                                   17,580,535

TOTAL BONDS AND NOTES
   (Cost $54,165,389)                                   54,184,670


                                              NUMBER
                                            OF SHARES      VALUE
--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.8%
--------------------------------------------------------------------------------
Banesto Holdings Ltd.
   (Series A), 10.50%                         3,000        98,400  (b)
New Plan Realty Trust, 7.80%                    278        13,897
Pinto Totta International
   Finance Ltd., 7.777%                         273       273,846  (b)
Travelers Group Inc., 6.213%                  1,500        80,250

TOTAL PREFERRED STOCK
   (Cost $474,902)                                        466,393

TOTAL INVESTMENTS IN SECURITIES
   (Cost $54,640,291)                                  54,651,063

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 18.4%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund               87,047        87,047


                                            PRINCIPAL
                                             AMOUNT           VALUE
--------------------------------------------------------------------------------
U.S. Government Agency
Federal Home Loan Bank
5.90%       04/01/98                       $10,900,000      $10,900,000

TOTAL SHORT-TERM INVESTMENTS
   (Cost $10,987,047)                                        10,987,047

                                                   NUMBER
                            EXPIRATION DATE/         OF
                              STRIKE PRICE        CONTRACTS      VALUE
--------------------------------------------------------------------------------

CALL OPTIONS WRITTEN -- 0.0%
--------------------------------------------------------------------------------
U.S. Treasury Bond           Apr. 98/105.69        475,000       (1,151)
   (Premium $(1,337))

--------------------------------------------------------------------------------
PUT OPTIONS WRITTEN -- 0.0%
--------------------------------------------------------------------------------
U.S. Treasury Bond           Apr. 98/99.69         475,000       (1,447)
   (Premium $(1,484))

OTHER ASSETS AND LIABILITIES,
   NET (10.0%)                                               (5,943,145)
--------------------------------------------------------------------------------

NET ASSETS -- 100%                                          $59,692,367
================================================================================

----------
See Notes to Schedules of Investments on page 35 and Notes to Financial Statements on page 44.

                                                               Money Market Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Asset Allocation
                              As of March 31, 1998
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]


U.S. Government                   80.8%
Commercial Paper                  17.3%
Certificates of Deposit            1.9%


--------------------------------------------------------------------------------
                             Aggregate Total Return
                      For The Periods Ended March 31, 1998
--------------------------------------------------------------------------------


                                 Three      Since
                                 Month    Inception   Commencement
--------------------------------------------------------------------------------
Money Market Fund                1.33%      1.79%       12/2/97
--------------------------------------------------------------------------------
90 day T-Bill                    1.27%      1.71%
--------------------------------------------------------------------------------


                               Investment Profile

                 A mutual fund designed for investors who seek a high level of current income consistent with the preservation of capital and maintenance of liguidity by investing in U.S. dollar denominated, short-term money market instruments.


--------------------------------------------------------------------------------
                          Fund Yield At March 31, 1998
--------------------------------------------------------------------------------

                                 Fund         IBC Money Fund
--------------------------------------------------------------------------------
7 day current                    5.35%+            5.05%
--------------------------------------------------------------------------------
7 day effective                  5.49%             5.18%
--------------------------------------------------------------------------------



CURRENT YIELD represents income earned on an investment in the Money Market Fund for a seven day period and then annualized.

EFFECTIVE YIELD is calculated similarly but is slightly higher because it reflects the compounding effect of earnings on reinvested dividends.

An investment in the Money Market Fund is neither insured or guaranteed by the U.S. Government, and no assurance can be given that the Money Market Fund will be able to maintain a stable net asset value of $1.00 per share.

+ The seven day current yield, rather than the total return, more closely reflects the current earnings of the Money Market Fund at March 31, 1998.

                      SEE PAGE 35 FOR NOTES TO PERFORMANCE.
               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                              Schedule of Investments March 31, 1998 (unaudited)
--------------------------------------------------------------------------------

                                MONEY MARKET FUND

                                        Principal       Amortized
                                         Amount           Cost
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 100.0%
--------------------------------------------------------------------------------

U.S. GOVERNMENTS(d) -- 80.8%
Federal Home Loan Bank
5.42%       04/13/98                  $  170,000       $   169,697
5.72%       04/17/98                     100,000            99,753
5.47%       07/29/98                     110,000           108,076
                                                           377,526
Federal Home Loan Mortgage Corp.
5.90%       04/01/98                  23,820,000        23,820,000
5.58%       04/24/98                   1,300,000         1,295,490
5.38%       04/30/98                     170,000           169,264
                                                        25,284,754
Federal National Mortgage Assoc.
5.71%       04/06/98                     150,000           149,884
5.42%       04/22/98                     160,000           159,502
5.58%       08/24/98                     300,000           293,548
                                                           602,934

TOTAL U.S. GOVERNMENTS
   (Cost $26,265,214)                                   26,265,214

COMMERCIAL PAPER(d) -- 17.3%
Abbey National PLC
5.43%       04/17/98                     180,000           179,572
Associates Corp. of North America
5.55%       07/01/98                     170,000           167,649
Bank of Nova Scotia
5.49%       05/01/98                     180,000           179,188
Credit Suisse
5.53%       05/22/98                     170,000           168,688
Halifax Building Society
5.54%       07/01/98                     220,000           216,964
Koch Industries
6.05%       04/01/98                   1,500,000         1,500,000
Merrill Lynch & Co. Inc.
5.53%       05/14/98                     180,000           178,828
Morgan (J.P.) & Co. Inc.
5.56%       05/15/98                     200,000           198,653
Morgan Stanley Group Inc.
5.58%       06/15/98                     200,000           197,708
NationsBank Corp.
5.53%       06/04/98                     180,000           178,256
Norwest Corp.
5.57%       04/09/98                     565,000           564,305
5.58%       05/22/98                     200,000           198,436
Toronto Dominion Bank
5.56%       06/23/98                     200,000           197,473

                                       Principal         Amortized
                                         Amount            Cost
--------------------------------------------------------------------------------

UBS Finance Delaware Inc.
6.00%       04/01/98                  $1,500,000      $  1,500,000

TOTAL COMMERCIAL PAPER
   (Cost $5,625,720)                                     5,625,720

CERTIFICATES OF DEPOSIT -- 1.9%
Bank of Montreal
5.54%       04/13/98                     170,000           170,000
Bayerische Vereinsbank AG
5.62%       04/10/98                     180,000           180,000
Deutsche Bank AG
5.56%       04/13/98                     100,000           100,000
Societe Generale
5.49%       04/23/98                     180,000           180,000

TOTAL CERTIFICATES OF DEPOSIT
   (Cost $630,000)                                         630,000

TOTAL SHORT-TERM INVESTMENTS
   (Cost $32,520,934)                                   32,520,934

OTHER ASSETS AND LIABILITIES,
   NET 0.0%                                                 10,951
--------------------------------------------------------------------------------

NET ASSETS -- 100%                                     $32,531,885
================================================================================

----------
See Notes to Schedules of Investments on page 35 and Notes to Financial Statements on page 44.

                                 Notes to Performance March 31, 1998 (unaudited)
--------------------------------------------------------------------------------

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains, if any. Investment returns and net asset values on an investment will fluctuate and you may have a gain or loss when you sell your shares.

The Standard & Poor's ("S&P") 500 Composite Price Index of stocks (S&P 500 Index), S&P Composite Index of 400 mid-cap stocks (S&P Mid-Cap 400 Index), 90 Day U.S. Treasury Index (90 Day T-Bill), Morgan Stanley Capital International Emerging Markets Free Index (MSCI EMF), Morgan Stanley Capital International EAFE Index (MSCI EAFE), and Lehman Brothers Aggregate Bond Index (LB Aggregate) are unmanaged indices and do not reflect the actual cost of investing in the instruments that comprise each index. The S&P 500 Index is a composite of the prices of 500 widely held stocks recognized by investors to be representative of the stock market in general. The S&P Mid-Cap 400 Index is a capitalization-weighted index of 400 U.S. stocks with a median market capitalization of approximately $700 million. The 90 Day T-Bill is the average return on three month U.S. Treasury Bills. The MSCI EMF Index is an index of emerging markets securities in countries open to non-local investors. MSCI EAFE Index is a composite of 1,109 stocks of companies from 21 countries representing stock markets of Europe, Australasia, New Zealand and the Far East. The LB Aggregate is a composite index of short-, medium-, and long-term bond performance and is widely recognized as a barometer of the bond market in general. The IBC Money Fund Report yields represent the average yields of 889 taxable money market funds. The results shown for the foregoing indices assume the reinvestment of net dividends or interest and are unaudited.

Broad market index returns are calculated from the month end nearest to some of the funds' inception date. A number of the broad market returns are not available from the funds' commencement of investment operations through March 31, 1998.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

S&P 500 is a registered trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the S&P 500 Index Fund.

                                   Notes to Schedules of Investments (unaudited)
--------------------------------------------------------------------------------

(a)  Non-income producing security.

(b) Pursuant to Rule 144A of the Securities Act of 1933, these securities may be only resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 1998, these securities amounted to $375,336, $664,858 and $3,523,431 or 5.2%, 0.5% and 5.9% of net
     assets for the Emerging Markets Fund, International Equity Fund, and Income Fund, respectively. These securities have been determined to be liquid using guidelines established by the Board of Directors.

(c) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d)  Coupon amount represents effective yield.

(e) Adjustable rate mortgage coupon. The stated rate represents the rate at March 31, 1998.

(f) Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the "principal only" holder.

(g) Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the interest only holding.

(h) At March 31, 1998, all or a portion of this security was pledged to cover collateral requirements for futures, options and TBA's.


Abbreviations:
ADR        --    American Depositary Receipt
GDR        --    Global Depositary Receipt
Pfd.       --    Preferred
Regd.      --    Registered
REMIC      --    Real Estate Mortgage Investment Conduit
SDR        --    Special Drawing Rights
STRIPS     --    Separate Trading of Registered
                 Interest and Principal of Securities


Financial Highlights

Selected data based on a share outstanding throughout the period indicated (unaudited)

------------------------------------------------------------------------------------------------------------------------------------
                                             EMERGING    INTERNATIONAL    U.S.       MID-CAP      S&P 500                  MONEY
                                              MARKETS       EQUITY       EQUITY      GROWTH        INDEX       INCOME      MARKET
                                               FUND          FUND         FUND        FUND         FUND         FUND        FUND
                                             3/31/98(c)   3/31/98(c)    3/31/98(c)   3/31/98(c)  3/31/98(c)   3/31/98(d)  3/31/98(e)
------------------------------------------------------------------------------------------------------------------------------------

Inception date                                 11/25/97     11/25/97     11/25/97    11/25/97     11/25/97    11/21/97    12/2/97

Net asset value, beginning of period             $10.00       $10.00       $10.00      $10.00       $10.00      $10.00     $ 1.00
Income (loss) from investment operations:
   Net investment income                           0.03         0.03         0.05        0.02         0.05        0.21       0.02
   Net realized and unrealized gains
     (losses) on investments                       1.03         2.00         1.48        1.26         1.59        0.08       0.00
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from
  investment operations                            1.06         2.03         1.53        1.28         1.64        0.29       0.02
------------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
   Net investment income                           0.03         0.01         0.01        0.01         0.01        0.21       0.02
   Net realized gains                              0.00         0.00         0.00        0.00         0.00        0.00       0.00
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                0.03         0.01         0.01        0.01         0.01        0.21       0.02
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $11.03       $12.02       $11.52      $11.27       $11.63      $10.08     $ 1.00
====================================================================================================================================
TOTAL RETURN (a)                                  10.69%       20.27%       15.29%      12.77%       16.44%       2.91%      1.79%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)      $7,186     $129,032     $114,293     $14,612      $20,125     $59,692     $32,532
   Ratios to average net assets:
      Net investment income*                       0.93%        1.22%        1.38%       0.53%        1.42%       5.79%       5.44%
      Net expenses*                                1.06%        0.68%        0.43%       0.56%        0.21%       0.32%       0.24%
   Portfolio turnover rate                           32%          19%          13%          8%           1%        187%       N/A
   Average brokerage commissions (b)             $ 0.003      $0.010       $0.043      $0.055       $0.042         N/A        N/A

----------
See Notes to Financial Statements on page 44.


----------
Notes to Financial Highlights


(a) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains, and assume no sales charge. Periods less than one year are not annualized.#

(b) Mark-ups, mark-downs and spreads on shares traded on a principal basis are not included unless they are disclosed on confirmations prepared in accordance with rule 10b-10 under the 1934 Act.

(c) Information is for the period November 25, 1997, inception of investment operations, through March 31, 1998.

(d) Information is for the period November 21, 1997, inception of investment operations, through March 31, 1998.

(e) Information is for the period December 2, 1997, inception of investment operations, through March 31, 1998.

 *  Annualized for periods less than one year.



                                     36 & 37

Statements Of Assets And Liabilities
March 31, 1998 (unaudited)


------------------------------------------------------------------------------------------------------------------------------------
                                                                               EMERGING       INTERNATIONAL        U.S.
                                                                                MARKETS          EQUITY          EQUITY
                                                                                 FUND             FUND             FUND
------------------------------------------------------------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market cost $6,198,801; $114,232,471;
      $98,386,602; $11,516,845; $16,820,862; and $54,640,291; respectively)   $6,887,980      $126,492,115     $112,236,727
   Short-term investments (at amortized cost)                                    193,478         1,987,377        2,456,407
   Cash                                                                            4,665               993              127
   Foreign currency (cost $209,432; $374,809; $0;  $0; $0; $0;
      and $0; respectively)                                                      213,813           372,124               -
   Receivable for investments sold                                                 6,924           409,446          359,816
   Income receivables                                                             25,908           263,012          120,390
   Receivable for fund shares sold                                                   927                -                -
   Variation margin receivable                                                        -                 -             4,800
----------------------------------------------------------------------------------------------------------------------------
      Total assets                                                             7,333,695       129,525,067      115,178,267
----------------------------------------------------------------------------------------------------------------------------

LIABILITIES
   Options written, at market                                                         -                 -                -
   Distributions payable to shareholders                                              -                 -                -
   Payable for investments purchased                                             140,162           427,374          307,180
   Payable for fund shares redeemed                                                1,011                -           537,563
   Payable to GEIM                                                                 6,128            66,096           40,467
----------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                          147,301           493,470          885,210
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                    $7,186,394      $129,031,597     $114,293,057
============================================================================================================================

NET ASSETS CONSIST OF:
   Capital paid in                                                            $6,512,700      $116,035,637    $  99,450,663
   Undistributed (overdistributed) net investment income                          (1,085)          218,643          416,871
   Accumulated net realized gain (loss)                                          (18,632)          513,814          555,121
   Net unrealized appreciation / (depreciation) on:
      Investments                                                                689,179        12,259,644       13,850,125
      Futures                                                                         -                 -            20,283
      Written options                                                                 -                 -                -
      Foreign currency related transactions                                        4,232             3,859               (6)
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                    $7,186,394      $129,031,597     $114,293,057
============================================================================================================================

Shares outstanding ($.001 par value)                                             651,336        10,736,035        9,921,765
Net asset value per share                                                        $ 11.03        $    12.02       $    11.52



------------------------------------------------------------------------------------------------------------------------------------
                                                                    MID-CAP          S&P 500                             MONEY
                                                                    GROWTH            INDEX             INCOME           MARKET
                                                                     FUND              FUND              FUND             FUND
------------------------------------------------------------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market cost $6,198,801;
     $114,232,471; $98,386,602; $11,516,845; $16,820,862;
     and $54,640,291; respectively)                                $13,254,778       $19,510,080      $54,651,063$      $        -
   Short-term investments (at amortized cost)                        1,347,319           606,524       10,987,047        32,520,934
   Cash                                                                    101             3,068               36            38,484
   Foreign currency (cost $209,432; $374,809; $0;  $0; $0; $0;
      and $0; respectively)                                                 -                 -                -                 -
   Receivable for investments sold                                          -                 -           327,895                -
   Income receivables                                                   15,343            23,188          743,575             7,738
   Receivable for fund shares sold                                          -                 -                -                 -
   Variation margin receivable                                           1,725             2,400               -                 -
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                  14,619,266        20,145,260       66,709,616        32,567,156
------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
   Options written, at market                                               -                 -             2,598*               -
   Distributions payable to shareholders                                    -                 -            53,081            28,675
   Payable for investments purchased                                        -             16,791        6,945,385                -
   Payable for fund shares redeemed                                         -                 -                -                 -
   Payable to GEIM                                                       6,811             3,446           16,185             6,596
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                  6,811            20,237        7,017,249            35,271
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                         $14,612,455       $20,125,023      $59,692,367       $32,531,885
====================================================================================================================================

NET ASSETS CONSIST OF:
   Capital paid in                                                 $12,958,413       $17,308,257      $59,241,089       $32,531,885
   Undistributed (overdistributed) net investment income                17,082            68,080            3,165                -
   Accumulated net realized gain (loss)                               (100,346)           50,593          437,118                -
   Net unrealized appreciation / (depreciation) on:
      Investments                                                    1,737,933         2,689,218           10,772                -
      Futures                                                             (625)            8,875               -                 -
      Written options                                                       -                 -               223                -
      Foreign currency related transactions                                 (2)               -                -                 -
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                         $14,612,455       $20,125,023      $59,692,367       $32,531,885
====================================================================================================================================

Shares outstanding ($.001 par value)                                 1,296,109         1,730,949        5,922,100        32,531,885
Net asset value per share                                            $   11.27         $   11.63        $   10.08         $    1.00



*  Premium received for the Income Fund was $2,821.



----------
See Notes to Financial Statements on page 44

                                     38 & 39

Statements Of Operations

March For the period ended March 31, 1998 (unaudited)


------------------------------------------------------------------------------------------------------------------------------------
                                            EMERGING    INTERNATIONAL     U.S.      MID-CAP       S&P 500                  MONEY
                                             MARKETS      EQUITY        EQUITY      GROWTH        INDEX        INCOME      MARKET
                                              FUND*        FUND*         FUND*       FUND*         FUND*       FUND**      FUND***
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
   Income:
      Dividends                            $  40,639    $  344,990    $  577,124    $  34,851    $   94,163   $   10,994   $     -
      Interest                                 7,195        60,659        77,816       16,333         7,475    1,246,870    265,338
      Less: Foreign taxes withheld            (2,338)      (31,795)       (3,105)        (580)          (81)          -          -
------------------------------------------------------------------------------------------------------------------------------------
   Total income                               45,496       373,854       651,835       50,604       101,557    1,257,864    265,338
------------------------------------------------------------------------------------------------------------------------------------
   Expenses:
      Advisory and administration fees        24,049       132,727       152,031       25,597        12,520       64,731     11,256
      Trustees' fees                             171           904         2,672          342           456        1,564        107
------------------------------------------------------------------------------------------------------------------------------------
   Total expenses                             24,220       133,631       154,703       25,939        12,976       66,295     11,363
------------------------------------------------------------------------------------------------------------------------------------
   Net investment income                      21,276       240,223       497,132       24,665        88,581    1,191,569    253,975
====================================================================================================================================
   NET REALIZED AND UNREALIZED GAIN
      (LOSS) ON INVESTMENTS
         Realized gain (loss) on:
            Investments                      (11,029)      460,003       427,269     (118,667)        4,243      420,171         -
            Futures                               -             -        126,300       18,325        46,350           -          -
            Written options                       -             -             -            -             -        16,947         -
            Foreign currency
             related transactions             (7,603)       53,811         1,552           (4)           -            -          -
         Increase (decrease) in unrealized
          appreciation/depreciation on:
            Investments                      689,179    12,259,644    13,850,125    1,737,933     2,689,218       10,772         -
            Futures                               -             -         20,283         (625)        8,875           -          -
            Written options                       -             -             -            -             -           223         -
            Foreign currency
             related transactions              4,232         3,859            (6)          (2)           -            -          -
------------------------------------------------------------------------------------------------------------------------------------
         Net realized and unrealized
          gain on investments                674,779    12,777,317    14,425,523    1,636,960     2,748,686      448,113         -
------------------------------------------------------------------------------------------------------------------------------------
   NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS               $696,055   $13,017,540   $14,922,655   $1,661,625    $2,837,267   $1,639,682   $253,975
====================================================================================================================================


*    For the period November 25, 1997 (inception) through March 31, 1998.

**   For the period November 21, 1997 (inception) through March 31, 1998.

***  For the period December 2, 1997 (inception) through March 31, 1998.


----------
See Notes to Financial Statements on page 44.

                                     40 & 41

Statements Of Changes In Net Assets (unaudited)

------------------------------------------------------------------------------------------------------------------------------------
                                                                              EMERGING         INTERNATIONAL           U.S.
                                                                               MARKETS            EQUITY              EQUITY
                                                                                FUND*              FUND*              FUND*
------------------------------------------------------------------------------------------------------------------------------------
                                                                            PERIOD ENDED       PERIOD ENDED       PERIOD ENDED
                                                                           MARCH 31, 1998     MARCH 31, 1998     MARCH 31, 1998
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   Operations:
     Net investment income                                                   $  21,276          $  240,223         $  497,132
     Net realized gain (loss) on investments, futures, and foreign
       currency related transactions                                           (18,632)            513,814            555,121
     Net increase (decrease) in unrealized appreciation/depreciation           693,411          12,263,503         13,870,402
------------------------------------------------------------------------------------------------------------------------------------
     Net increase from operations                                              696,055          13,017,540         14,922,655
------------------------------------------------------------------------------------------------------------------------------------
   Distributions to shareholders from:
     Net invesment income                                                      (22,361)            (21,580)           (80,261)
------------------------------------------------------------------------------------------------------------------------------------
   Total distributions                                                         (22,361)            (21,580)           (80,261)
------------------------------------------------------------------------------------------------------------------------------------
   Increase in net assets from operations and distributions                    673,694          12,995,960         14,842,394
------------------------------------------------------------------------------------------------------------------------------------
   Share transactions:
     Proceeds from sale of shares                                            6,510,947         116,185,861        100,919,794
     Value of distributions reinvested                                          22,362              21,579             80,294
     Cost of shares redeemed                                                   (20,609)           (171,803)        (1,549,425)
------------------------------------------------------------------------------------------------------------------------------------
     Net increase from share transactions                                    6,512,700         116,035,637         99,450,663
------------------------------------------------------------------------------------------------------------------------------------
   Total increase in net assets                                              7,186,394         129,031,597        114,293,057

NET ASSETS
   Beginning of period                                                              -                   -                  -
------------------------------------------------------------------------------------------------------------------------------------
   End of period                                                            $7,186,394        $129,031,597       $114,293,057
====================================================================================================================================

Undistributed (overdistributed) net investment income, end of period        $   (1,085)       $    218,643       $    416,871
------------------------------------------------------------------------------------------------------------------------------------

Changes in Fund shares:
     Shares sold by subscription                                               651,039          10,749,976         10,054,252
     Issued for distributions reinvested                                         2,224               2,109              7,973
     Shares redeemed                                                            (1,927)            (16,050)          (140,460)
------------------------------------------------------------------------------------------------------------------------------------
     Net increase in fund shares                                               651,336          10,736,035          9,921,765
====================================================================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                           MID-CAP               S&P 500                                MONEY
                                                           GROWTH                 INDEX              INCOME             MARKET
                                                            FUND*                 FUND*               FUND**            FUND***
------------------------------------------------------------------------------------------------------------------------------------
                                                         PERIOD ENDED          PERIOD ENDED         PERIOD ENDED      PERIOD ENDED
                                                        MARCH 31, 1998        MARCH 31, 1998       MARCH 31, 1998    MARCH 31, 1998
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   Operations:
     Net investment income                                 $   24,665            $   88,581        $ 1,191,569          $  253,975
     Net realized gain (loss) on investments,
       futures, and foreign
       currency related transactions                         (100,346)               50,593            437,118                  -
     Net increase (decrease) in unrealized
       appreciation/depreciation                            1,737,306             2,698,093             10,995                  -
------------------------------------------------------------------------------------------------------------------------------------
     Net increase from operations                           1,661,625             2,837,267          1,639,682             253,975
------------------------------------------------------------------------------------------------------------------------------------
   Distributions to shareholders from:
     Net invesment income                                      (7,583)              (20,501)        (1,188,404)           (253,975)
------------------------------------------------------------------------------------------------------------------------------------
   Total distributions                                         (7,583)              (20,501)        (1,188,404)           (253,975)
------------------------------------------------------------------------------------------------------------------------------------
   Increase in net assets from
     operations and distributions                           1,654,042             2,816,766            451,278                  -
------------------------------------------------------------------------------------------------------------------------------------
   Share transactions:
     Proceeds from sale of shares                          13,090,021            17,340,021         58,508,511          32,451,943
     Value of distributions reinvested                          7,587                20,496          1,148,830              93,007
     Cost of shares redeemed                                 (139,195)              (52,260)          (416,252)            (13,065)
------------------------------------------------------------------------------------------------------------------------------------
     Net increase from share transactions                  12,958,413            17,308,257         59,241,089          32,531,885
------------------------------------------------------------------------------------------------------------------------------------
   Total increase in net assets                            14,612,455            20,125,023         59,692,367          32,531,885

NET ASSETS
   Beginning of period                                             -                     -                  -                   -
------------------------------------------------------------------------------------------------------------------------------------
   End of period                                          $14,612,455           $20,125,023        $59,692,367         $32,531,885
====================================================================================================================================

Undistributed (overdistributed) net
  investment income, end of period                         $   17,082            $   68,080          $   3,165            $     -
------------------------------------------------------------------------------------------------------------------------------------

Changes in Fund shares:
     Shares sold by subscription                            1,309,002             1,734,002          5,849,271          32,451,943
     Issued for distributions reinvested                          772                 2,045            114,020              93,007
     Shares redeemed                                          (13,665)               (5,098)           (41,191)            (13,065)
------------------------------------------------------------------------------------------------------------------------------------
     Net increase in fund shares                            1,296,109             1,730,949          5,922,100          32,531,885
====================================================================================================================================


*    For the period November 25, 1997 (inception) through March 31, 1998.

**   For the period November 21, 1997 (inception) through March 31, 1998.

***  For the period December 2, 1997 (inception) through March 31, 1998.


----------
See Notes to Financial Statements on page 44.

                                     42 & 43

                        Notes To Financial Statements March 31, 1998 (unaudited)
--------------------------------------------------------------------------------
1.   ORGANIZATION OF THE FUNDS

GE Institutional Funds (the "Trust") is registered under the Investment Company Act of 1940 (as amended) (the "1940 Act") as an open-end management investment company. The Trust was organized as a Delaware business trust on May 23, 1997, and is authorized to issue an unlimited number of shares. It is currently comprised of ten investment funds (each a "Fund" and collectively the "Funds") only seven of which are currently active, as follows: Emerging Markets Fund, International Equity Fund, U.S. Equity Fund, Mid-Cap Growth Fund, S&P 500 Index Fund, Income Fund and Money Market Fund. The Funds (except Money Market Fund) are presently authorized to issue two classes of shares - the Investment Class and the Service Class. However, as of March 31, 1998, only the Investment Class has investors.

The commencement dates of the Funds were as follows: Emerging Markets Fund, International Equity Fund, U.S. Equity Fund, Mid-Cap Growth Fund, S&P 500 Index Fund - November 25, 1997; Income Fund - November 21, 1997; and Money Market Fund
- December 2, 1997.

These financial statements only represent the activities of the Investment
Class.


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following summarizes the significant accounting policies of the Trust:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates, but are expected to be immaterial.


Security Valuation and Transactions

Securities for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a computerized matrix system, which considers market transactions and dealer supplied valuations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are principally traded. Options are valued at the last sale price, or if no sales occurred on that day, at the last traded bid price. Forward foreign currency contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. Short-term investments maturing within 60 days are valued at amortized cost. Fund positions which cannot be valued as set forth above are valued at fair value determined under procedures approved by the Board of Trustees of the Funds.

The Money Market Fund values its securities using the amortized cost method, in accordance with Rule 2a-7 of the 1940 Act, which values securities initially at cost and thereafter assumes a constant amortization to maturity of any discount or premium. Amortized cost approximates fair value.

Transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of specific identification cost for both financial statement and federal tax purposes.


Foreign Currency

Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of transactions.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain or loss from investments. Reported net realized exchange gains or losses from foreign currency transactions represent sale of foreign currencies, currency gains or losses between the trade date and the settlement date on securities transactions, net realized gains and losses on sales and maturities of forward foreign currency contracts, and the difference between the amounts of net investment income accrued on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities as a result of changes in exchange rates.

                        Notes To Financial Statements March 31, 1998 (unaudited)
--------------------------------------------------------------------------------

Income Taxes

The Funds intend to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gains to its shareholders and, therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes. Any net capital and currency losses incurred after October 31, within each Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.


Investment Income

Corporate actions (including cash dividends) are recorded net of nonreclaimable tax withholdings on the ex-dividend date, except for certain foreign securities for which corporate actions are recorded as soon after ex-dividend date as such information is available. Interest income is recorded on the accrual basis. All discounts and premiums on taxable bonds are accreted or amortized to call or maturity date, whichever is shorter, using the effective yield method.


Distributions to Shareholders

The Income Fund and Money Market Fund declare investment income dividends daily and pay them monthly. All other Funds declare and pay dividends of net investment income annually. All Funds declare and pay net realized capital gain distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of realized and unrealized gains and losses on forward foreign currency contracts, paydown gains and losses on mortgage-backed securities and losses deferred due to wash sale transactions. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments. During any particular year, net realized gains from investment transactions in excess of any applicable capital loss carryforwards would be taxable to the Funds if not distributed and, therefore, will be declared and paid to their shareholders annually.


When-Issued Securities

The Funds may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. This may increase the risk if the other party involved in the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous yields. In connection with such purchases, the Fund is required to hold liquid assets as collateral with the Funds' custodian sufficient to cover the purchase price, unless they enter into an offsetting contract for the sale of equal securities and value.



FORWARD FOREIGN CURRENCY CONTRACTS

Each Fund, other than the Money Market Fund, generally use foreign forward currency contracts to facilitate transactions in foreign denominated securities. Each non-money market fund, other than the S&P 500 Index Fund and Premier Growth Fund, may engage in currency exchange transactions to manage the Funds' currency exposure. No fund will enter into forward currency transactions for speculative purposes. Contracts to sell are generally used to hedge the Funds' investments against currency fluctuations or to offset a previous contract to buy. Contracts to buy are generally used to hedge exposure to foreign currencies or to offset previous contracts to sell. Losses may arise from changes in the value of foreign currency or if the counterparties do not perform under the contracts' terms.

Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. When the contract is closed, the Fund records a gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Such gains and losses are disclosed in the realized or unrealized gain (loss) on foreign currency related transactions in the accompanying Statements of Operations.


Repurchase Agreements

The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. It is the policy of the Funds to value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.


Futures and Options

Each Fund, other than the Money Market Fund, may invest in futures contracts and purchase and write options, subject to certain limitations. The Funds may invest in futures

                        Notes To Financial Statements March 31, 1998 (unaudited)
--------------------------------------------------------------------------------

contracts for the following reasons: (1) for the purpose of hedging against the effects of changes in the value of portfolio securities or other investments due to anticipated changes in interest rates, stock market conditions and currency market conditions, (2) to gain stock, bond, or currency market exposure for accumulating and residual cash positions, (3) for duration management, and (4) when such transactions are an economically appropriate way to reduce risks inherent in the management of a Fund. A Fund will not enter into a transaction involving futures and options on futures for speculative purposes. These investments involve, to varying degrees, elements of market risk and risks in excess of the amount recognized in the Statements of Assets and Liabilities. The face or contract amounts, shown in the Schedule of Investments under the captions "Other Information", "Call Options Written" and "Put Options Written" reflect the extent of the involvement the Funds have in the particular classes of these instruments. Losses may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying securities and interest rates. Losses also may arise if there is an illiquid secondary market for the instruments, or an inability of counterparties to perform.

Upon entering into a futures contract, the Funds are required to deposit with the Funds' custodian in a segregated account either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily change in the contract value and are recorded as unrealized gains and losses. The Funds recognize a realized gain or loss when the futures contract is closed. The Funds will realize a gain or loss upon the expiration or closing of an option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the proceeds on the sale of the security for a purchased put or cost of the security for a call option is adjusted by the amount of premium received or paid.


Security Lending

The Funds may loan securities to brokers, dealers, and financial institutions determined by GEIM to be creditworthy, up to a maximum of 30% of the total value of the Fund's assets. The loans of securities will be secured by collateral in the form of cash or other liquid assets, which will be segregated and maintained with the custodian in an amount at least equal to the current market value of the loaned securities. The Funds receive a lender fee in addition to the interest and dividends on the loaned securities during the term of the loan. The Funds will receive any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested during the term of the loan. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices.


Foreign Securities

There are certain additional risks involved when investing in foreign securities that are not inherent in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the imposition of unfavorable foreign governmental laws and restrictions.



3. FEES AND COMPENSATION PAID TO AFFILIATES

Advisory and Administration Fees

Compensation of GEIM, the Fund's investment adviser and administrator, a wholly-owned subsidiary of General Electric Company, for investment advisory and administrative services, is paid monthly based on the average daily net assets of each Fund. The advisory and administration fee for each Fund, except the S&P 500 Index Fund, declines incrementally as Fund assets increase. A Fund's advisory and administration fee is intended to be a "unitary" fee that

                        Notes To Financial Statements March 31, 1998 (unaudited)
--------------------------------------------------------------------------------

includes any other operating expenses payable by a Fund, except for fees paid to the Trust's independent Trustees, brokerage fees, and expenses that are not normal operating expenses of the Funds (such as extraordinary expenses, interest and taxes). The advisory and administration fee or fees for the Investment class of each Fund, and the relevant breakpoints, are stated in the following schedule:


                             Annualized based on average daily net assets

                                Average Daily             Advisory and
                             Net Assets of Fund        Administration Fees
--------------------------------------------------------------------------------

Emerging Markets
   Fund                        First $50 million            1.05%
                               Over $50 million              .95%

International
   Equity Fund                 First $25 million             .75%
                               Next $50 million              .65%
                               Over $75 million              .55%

U.S. Equity Fund               First $25 million             .55%
Mid-Cap Growth Fund            Next $25 million              .45%
                               Over $50 million              .35%

S&P 500 Index Fund             All assets                    .15%

Income Fund                    First $25 million             .35%
                               Next $25 million              .30%
                               Next $50 million              .25%
                               Over $100 million             .20%

Money Market Fund              First $25 million             .25%
                               Next $25 million              .20%
                               Next $50 million              .15%
                               Over $100 million             .10%

From time to time, GEIM may waive or reimburse advisory or administrative fees paid by a Fund.


Distribution and Shareholder Servicing Fees

With respect to the Service Class shares, the Funds have adopted a Shareholder Servicing and Distribution Plan ("the Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 with respect to each fund except the Money Market Fund. Each fund pays GE Investment Distributors, Inc. (the "Distributor") and the Funds' principal underwriter, a monthly fee for distribution and/or shareholder services provided, at an annual rate of .25% of the average daily net assets attributable to the Service Class of shares.


Trustee Compensation

The Funds pay no compensation to their Trustees who are officers or employees of GEIM. Trustees who are not officers or employees receive an annual fee of $5,000 and an additional fee of $500 per Trustees' meeting attended in person and an additional fee of $250 for each Trustees' conference call meeting attended.


4.   SUB-ADVISORY FEES

Pursuant to an investment sub-advisory agreement with GEIM, effective November 25, 1997, State Street Global Advisors ("SSGA") is the investment sub-adviser to the S&P 500 Index Fund. For its services GEIM pays SSGA monthly compensation in the form of an investment sub-advisory fee. SSGA is responsible for the day-to-day portfolio management of the S&P 500 Index Fund's assets, including the responsibility for making decisions and placing orders to buy, sell or hold a particular security, under the general supervision of GEIM and the Board.

                        Notes To Financial Statements March 31, 1998 (unaudited)
--------------------------------------------------------------------------------


5. AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

Aggregate gross unrealized appreciation/(depreciation) of investments for each Fund at March 31, 1998, were as follows:

                           Gross            Gross               Net
                        Unrealized       Unrealized         Unrealized
                       Appreciation     Depreciation       Appreciation
--------------------------------------------------------------------------------

Emerging Markets
   Fund                 $  913,813       $  224,634         $  689,179

International
   Equity Fund          13,485,117        1,225,473         12,259,644

U.S. Equity Fund        14,580,060          729,935         13,850,125

Mid-Cap
   Growth Fund           1,959,281          221,348          1,737,933

S&P 500
   Index Fund            2,806,364          117,146          2,689,218

Income Fund                164,884          154,112             10,772

The aggregate cost of each Fund's investments was substantially the same for book and federal income tax purposes at March 31, 1998.



6.   OPTIONS

During the period ended March 31, 1998, the following option contracts were written:

                                                 Income Fund
--------------------------------------------------------------------------------
                                           Number
                                        of Contracts      Premium
--------------------------------------------------------------------------------

Balance as of September 30, 1997               0             $ 0

Written                                    5,570          19,769

Closed and Expired                        (4,620)        (16,948)

Exercised                                     (0)             (0)
--------------------------------------------------------------------------------

Balance as of March 31, 1998                 950         $ 2,821
--------------------------------------------------------------------------------



7. INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of investments, other than U.S. Government securities, short-term securities and options, for the period ended March 31, 1998, were as follows:



                                    Purchases                 Sales
------------------------------------------------------------------------

Emerging Markets Fund            $  7,823,928           $  1,599,535

International Equity Fund         124,559,308             10,787,072

U.S. Equity Fund                  109,000,628             11,041,294

Mid-Cap Growth Fund                12,458,549                823,037

S&P 500 Index Fund                 16,860,452                 43,834

Income Fund                        17,652,137              1,212,177

The cost of purchases and the proceeds from sales of long-term U.S. Government securities for the period ended March 31, 1998, were as follows:


                                    Purchases                 Sales
--------------------------------------------------------------------------------

S&P 500 Index Fund                $    98,496            $   100,000

Income Fund                       118,012,805             80,125,330

                                         GE Institutional Funds' Investment Team
--------------------------------------------------------------------------------

  PORTFOLIO MANAGERS

  Emerging Markets Fund
  International Equity Fund
  Team led by
  Ralph R. Layman


  U.S. Equity Fund
  Team led by
  Eugene K. Bolton


  Mid-Cap Growth Fund
  Elaine G. Harris


  S&P 500 Index Fund
  Team led by
  James B. May
    State Street Global Advisors


  Income Fund
  Money Market Fund
  Team led by
  Robert A. MacDougall



  INVESTMENT ADVISER
  AND ADMINISTRATOR
  GE Investment Management Incorporated


  TRUSTEES
  Michael J. Cosgrove
  John R. Costantino
  Alan M. Lewis
  William J. Lucas
  Robert P. Quinn

  SECRETARY
  Matthew J. Simpson

  TREASURER
  Jeffrey A. Groh

  ASSISTANT TREASURER
  Robert J. Zalucki

  DISTRIBUTOR
  GE Investment Distributors, Inc.
  Member NASD and SIPC

  COUNSEL
  Willkie Farr & Gallagher

  CUSTODIAN
  State Street Bank & Trust Company

  INDEPENDENT ACCOUNTANTS
  Price Waterhouse LLP


  OFFICERS OF THE INVESTMENT ADVISER
  John H. Myers, Chairman of the Board and President
  Eugene K. Bolton, EVP, Domestic Equities
  Michael J. Cosgrove, EVP, Mutual Funds
  Ralph R. Layman, EVP, International Equities
  Alan M. Lewis, EVP, General Counsel and Secretary
  Robert A. MacDougall, EVP, Fixed Income
  Geoffrey R. Norman, EVP, Institutional Marketing
  Thomas J. Szkutak, EVP, Chief Financial Officer
  Don W. Torey, EVP, Alternative Investments and Real Estate

INVESTMENT ADVISER
GE Investment Management Incorporated
3003 Summer Street
Stamford, CT 06905



DISTRIBUTOR
GE Investment Distributors, Inc.
Member NASD and SIPC
777 Long Ridge Road
Stamford, CT 06927







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                                                          GE FINANCIAL ASSURANCE

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